1933 Act File No. 33-34079
                                                      1940 Act File No. 811-6071

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X

    Pre-Effective Amendment No.         ....................

    Post-Effective Amendment No.   23  .....................        X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No.   30   ...................................        X

                             BT INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                           Pittsburgh, PA 115237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Jay S. Neuman, Esquire              Copies to:  Burton M. Leibert, Esq.
Federated Investors Tower                       Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779             One Citicorp Center
(Name and Address of Agent for Service)         153 East 53rd Street
                                                New York, New York 10022

It is proposed that this filing will become effective
(check appropriate box)

[X] immediately upon filing pursuant to paragraph (b) [ ] on pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on
(date) pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cash Management Portfolio, Treasury Money Portfolio, Equity 500 Index Portfolio and BT Investment Portfolios have also executed this Registration Statement.

                              CROSS-REFERENCE SHEET

      This Amendment to the Registration Statement of BT INSTITUTIONAL FUNDS, which is comprised of ten funds, relates only to the Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund, Equity 500 Index Fund, Institutional Liquid Assets Fund and Institutional Treasury Assets Fund and is comprised of the following:

PART A      INFORMATION REQUIRED IN A PROSPECTUS.

                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................Cover Page.
Item 2.     Synopsis......................Summary of Fund Expenses.
Item 3.     Condensed Financial
            Information...................Financial Highlights; Performance
                                          Information and Reports.
Item 4.     General Description of
            Registrant....................The Fund; Who May Invest; Investment
                                          Objectives and Policies; Risk
                                          Factors:  Matching the Fund to Your
                                          Investment Needs; Special Information
                                          Concerning Master-Feeder Fund
                                          Structure; Additional Information.
Item 5.     Management of the Fund........Management of the Trust and Portfolio.
Item 6.     Capital Stock and Other
            Securities                    Dividends, Distributions and Taxes.
Item 7.     Purchase of Securities Being
            Offered.......................Net Asset Value; Purchase and
                                          Redemption of Shares.
Item 8.     Redemption or Repurchase......Purchase and Redemption of Shares.
Item 9.     Legal Proceedings             None.

PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.    Cover Page....................Cover Page.
Item 11.    Table of Contents.............Table of Contents.
Item 12.    General Information and
            History                       Organization of the Trusts.
Item 13.    Investment Objectives and
            Policies                      Investment Objectives and Policies.
Item 14.    Management of the Fund........Management of the Trusts and
                                          Portfolio.
Item 15.    Control Persons and Principal
            Holders of Securities.........Management of the Trusts and
                                          Portfolio, Trustee Compensation
                                          Table.
Item 16.    Investment Advisory and Other
            Services                      Investment Adviser; Administrator.
Item 17.    Brokerage Allocation..........Portfolio Transactions and Brokerage
                                          Commissions.
Item 18.    Capital Stock and Other
            Securities                    Not Applicable.
Item 19.    Purchase, Redemption and
            Pricing of Securities Being
            Offered.......................Net Asset Value; Valuation of
                                          Securities; Redemption in Kind.
Item 20.    Tax Status....................Taxation.
Item 21.    Underwriters                  Not applicable.
Item 22.    Calculation of Performance
            Data                          Performance Information.
Item 23.    Financial Statements..........Incorporate by reference the Annual
                                          Reports of BT Institutional Funds
                                          dated  December 31, 1997 (File Nos.
                                          33-34079 and 811-6071).

                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)

--------------------------------------------------------------------------------
                       INSTITUTIONAL CASH MANAGEMENT FUND

A money market fund that seeks high current income to the extent consistent with liquidity and capital preservation.


                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Institutional Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Institutional Cash Management Fund (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.


BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                      PAGE

--------------------------------------------------------------------------------


The Fund...................................................................... 3



Who May Invest................................................................ 3



Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 5



Investment Objective and Policies............................................. 6



Risk Factors: Matching the Fund to Your Investment Needs......................10



Net Asset Value...............................................................11



Purchase and Redemption of Shares.............................................11



Dividends, Distributions and Taxes............................................13



Performance Information and Reports...........................................13



Management of the Trust and Portfolio.........................................14

--------------------------------------------------------------------------------

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THE FUND
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable NAV.


The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the aggregate annual operating expenses of the Fund and the expenses of the Portfolio as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE BT INSTITUTIONAL FUNDS BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee.....................................................................................        0.13%
12b-1 fees..................................................................................................     None
Other expenses (after reimbursements or waivers)............................................................        0.10%
Total operating expenses (after reimbursements or waivers)..................................................        0.23%
EXAMPLE:                                                                     1 year     3 years     5 years     10 years
                                                                             -------    --------    --------    --------
You would pay the following expenses on a
  $1,000 investment, assuming: (1) 5% annual return
  and (2) redemption at the end of each time period.......................     $2          $7         $13         $29


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.23% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997 the total operating expenses would have been equal to 0.26% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


--------------------------------------------------------------------------------

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                   1997          1996          1995          1994          1993
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR...........................   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................................         0.05          0.05          0.06          0.04          0.03
  Net Realized Gain (Loss) from Investment Transactions......        (0.00)+        0.00+         0.00+        (0.01)         0.00+
                                                                ----------    ----------    ----------    ----------    ----------
Total from Investment Operations.............................         0.05          0.05          0.06          0.03          0.03
                                                                ----------    ----------    ----------    ----------    ----------
CONTRIBUTIONS OF CAPITAL.....................................           --          0.00+           --          0.01            --
                                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income......................................        (0.05)        (0.05)        (0.06)        (0.04)        (0.03)
  Net Realized Gain from Investment Transactions.............           --            --            --            --         (0.00)+
                                                                ----------    ----------    ----------    ----------    ----------
Total Distributions..........................................        (0.05)        (0.05)        (0.06)        (0.04)        (0.03)
                                                                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR.................................   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                                ----------    ----------    ----------    ----------    ----------
                                                                ----------    ----------    ----------    ----------    ----------
TOTAL INVESTMENT RETURN......................................         5.52%         5.36%++       5.89%         4.18%++       3.05%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Year (000s omitted).....................   $1,921,925    $1,438,546    $1,010,874    $  664,149    $1,850,222
  Ratios to Average Net Assets:
    Net Investment Income....................................         5.40%         5.24%         5.72%         3.98%         3.01%
    Expenses, Including Expenses of the Cash Management
      Portfolio..............................................         0.23%         0.23%         0.23%         0.23%         0.25%
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust................         0.03%         0.04%         0.04%         0.03%         0.02%



                                                                         FOR THE YEAR ENDED
                                                                            DECEMBER 31,         FOR THE PERIOD JULY 25, 1990
                                                                       ----------------------    (COMMENCEMENT OF OPERATIONS)
                                                                          1992         1991          TO DECEMBER 31, 1990
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR..................................   $     1.00    $   1.00              $   1.00
                                                                       ----------    --------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............................................         0.04        0.06                  0.03
  Net Realized Gain (Loss) from Investment Transactions.............         0.00+       0.00+                   --
                                                                       ----------    --------               -------
Total from Investment Operations....................................         0.04        0.06                  0.03
                                                                       ----------    --------               -------
CONTRIBUTIONS OF CAPITAL............................................           --          --                    --
                                                                       ----------    --------               -------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.............................................        (0.04)      (0.06)                (0.03)
  Net Realized Gain from Investment Transactions....................        (0.00)+     (0.00)+                  --
                                                                       ----------    --------               -------
Total Distributions.................................................        (0.04)      (0.06)                (0.03)
                                                                       ----------    --------               -------
NET ASSET VALUE, END OF YEAR........................................   $     1.00    $   1.00              $   1.00
                                                                       ----------    --------               -------
                                                                       ----------    --------               -------
TOTAL INVESTMENT RETURN.............................................         3.58%       6.20%                 8.29%*
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Year (000s omitted)............................   $1,334,517    $806,690              $301,546
  Ratios to Average Net Assets:
    Net Investment Income...........................................         3.48%       5.82%                 7.90%
    Expenses, including expenses of the Cash Management Portfolio...         0.25%       0.25%                 0.25%*
    Decrease Reflected in Above Expense Ratio Due to Absorption of
      Expenses by Bankers Trust.....................................         0.04%       0.09%                 0.21%


--------------------------------------------------------------------------------

* Annualized.


+ Less than $0.01 per share.


++Increased by approximately 0.01% and 0.91% due to Contributions of Capital for the years ended December 31, 1996 and 1994, respectively.



Further information about the Fund is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

CASH MANAGEMENT PORTFOLIO


The Portfolio, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.



If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign financial institutions, including banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. financial institutions, including banks, because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on financial institution obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.



COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated in the highest short-term category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)



U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in fixed or variable rate obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.



OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term ratings meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.



ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.


REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Board of Trustees of the Portfolio. Under the terms of a typical repurchase agreement, the Portfolio would acquire U.S. Government Obligations (or any other securities permitted by Rule 2a-7) regardless of maturity subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, reviews the creditworthiness of those counterparties with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Fund for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Fund may only enter into reverse repurchase agreements for temporary purposes and not for leverage.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.



Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Portfolio will earmark cash, U.S. Government Obligations or other liquid debt instruments in an amount at least equal to the when-issued or delayed delivery commitment.


INVESTMENT IN OTHER INVESTMENT COMPANIES. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more that 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC.


ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restrictions or repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security as soon as is reasonably practicable unless if to do so would not be in the best interests of shareholders.



CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7, the Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks or other financial institutions.



SECURITIES LENDING. The Portfolio is permitted to lend up to 33 1/3% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and

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may share in revenue received from securities lending transactions as compensation for this service.



QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES



The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc. F1; Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1 and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

ADDITIONAL INVESTMENT LIMITATIONS


The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its Assets in another open-end investment company with the same investment objective, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements collateralized by U.S. Government Obligations), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in obligations of banks and other financial institutions. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the obligations of any one issuer except: (1) as may be permitted by Rule 2a-7; and
(2) for U.S. Government Obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Portfolio is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets for and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Portfolio's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, and other illiquid securities will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The Fund's and the Portfolio's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. All other investment policies and limitations described in this prospectus may be changed by a vote of the Trustees of the Trust or Portfolio Trust, as applicable.

The SAI contains further information on the Fund's and the Portfolio's investment restrictions.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high-quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

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For descriptions of the investment objective, policies and restrictions of the
Portfolio, see "Investment Objective and Policies" in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio(s)" herein and in the SAI.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The NAV per share of the Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January); Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated on each Valuation Day as of the close of regular trading on the New York Stock Exchange Inc. (the "NYSE"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's NAV. The Board of Trustees of the Portfolio will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly and in good faith.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. Excluding retirement plans, the minimum initial investment in the Trust is $1,000,000 which may be allocated in amounts not less than $100,000 per fund in certain funds in the BT Family of Funds. The subsequent minimum investment in the Fund is $100,000 (excluding retirement plans). Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (Eastern time or earlier, should the NYSE close earlier), and if payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his

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or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

AUTOMATIC INVESTMENT PLAN. The Fund may offer shareholders an automatic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares. For further information regarding the automatic investment plan, shareholder should contact their Service Agent.

REDEMPTION OF SHARES

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a current value of less than $100,000 (excluding retirement plans).

AUTOMATIC CASH WITHDRAWAL PLAN. The Fund may offer shareholders an automatic cash withdrawal plan, under which shareholders who own shares of the Fund may elect to receive periodic cash payments. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

CHECKWRITING. Shareholders of the Fund may redeem shares by check. Checks may not be used to close an account. Shareholders will continue to earn dividends on shares to be redeemed until the check clears. Checks will be returned to shareholders at the end of the month. There is no charge for redemption of shares by check. Additional information regarding the checkwriting privilege may be obtained from a Service Agent.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares." Before making an exchange, please note the following: (Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.
(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income daily and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code". ) Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Trust may advertise "current yield" and/or "effective yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;'" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

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From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC First Tier Institutions Only All Taxable Money Fund Average which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Trust and Portfolio are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor Portfolio require employees other than its executive officers. None of the executive officers of the Trust or Portfolio devotes full time to the affairs of the Trust or Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.


BANKERS TRUST COMPANY AND ITS AFFILIATES



Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $69.3 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have

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been serviced through separate account and commingled fund structures. Bankers
Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agent, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally

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offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the Assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the respective Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


EXPENSES OF THE FUND AND PORTFOLIO


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

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
BT INSTITUTIONAL FUNDS
INSTITUTIONAL CASH MANAGEMENT FUND


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street
Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusip #055924104
STA479300 (4/98)

                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)

--------------------------------------------------------------------------------

                          INSTITUTIONAL CASH RESERVES

A money market fund that seeks high current income to the extent consistent with liquidity and capital preservation.


                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Institutional Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about Institutional Cash Reserves (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.


BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT GUARANTEED OR FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------

TABLE OF CONTENTS


--------------------------------------------------------------------------------



                                      PAGE


--------------------------------------------------------------------------------



The Fund.......................................................................3



Who May Invest.................................................................3



Summary of Fund Expenses.......................................................4



Financial Highlights...........................................................5



Investment Objective and Policies..............................................6



Risk Factors: Matching the Fund to Your Investment Needs......................10



Net Asset Value...............................................................11



Purchase and Redemption of Shares.............................................11



Dividends, Distributions and Taxes............................................13



Performance Information and Reports...........................................13



Management of the Trust and Portfolio.........................................14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable NAV.


The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the aggregate annual operating expenses of the Fund and the expenses of the Portfolio as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE BT INSTITUTIONAL FUNDS BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)
Investment advisory fee....................................................................................        0.10%
12b-1 fees.................................................................................................     None
Other expenses (after reimbursements or waivers)...........................................................        0.08
                                                                                                                -------
Total operating expenses (after reimbursements or waivers).................................................        0.18%
                                                                                                                -------
EXAMPLE:                                                                    1 year     3 years     5 years     10 years
                                                                            -------    --------    --------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2) redemption
  at the end of each time period.........................................     $2          $6         $10         $23


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.18% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997 the total operating expenses would have been equal to 0.26% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


--------------------------------------------------------------------------------


                                                                                                           FOR THE PERIOD
                                                                                                          JANUARY 25, 1994
                                                                                                          (COMMENCEMENT OF
                                                                   FOR THE YEARS ENDED DECEMBER 31,        OPERATIONS) TO
                                                                 -------------------------------------      DECEMBER 31,
                                                                    1997          1996          1995            1994
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period..........................   $     1.00    $     1.00     $   1.00        $   1.00
                                                                 ----------    ----------     --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................................         0.05          0.05         0.06            0.04
  Net Realized Gain (Loss) from Investment Transactions.......        (0.00)+        0.00+        0.00+          (0.01)
                                                                 ----------    ----------     --------        --------
Total from Investment Operations..............................         0.05          0.05         0.06            0.03
                                                                 ----------    ----------     --------        --------
CONTRIBUTIONS OF CAPITAL......................................           --          0.00+          --            0.01
                                                                 ----------    ----------     --------        --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.......................................        (0.05)        (0.05)       (0.06)          (0.04)
                                                                 ----------    ----------     --------        --------
NET ASSET VALUE, END OF PERIOD................................   $     1.00    $     1.00     $   1.00        $   1.00
                                                                 ----------    ----------     --------        --------
                                                                 ----------    ----------     --------        --------
TOTAL INVESTMENT RETURN.......................................         5.58%         5.42%++      5.94%           4.32%*++
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)....................   $1,548,864    $1,286,737     $820,973        $920,722
  Ratios to Average Net Assets:
    Net Investment Income.....................................         5.45%         5.28%        5.80%           4.32%*
    Expenses, Including Expenses of the
      Cash Management Portfolio...............................         0.18%         0.18%        0.18%           0.18%*
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust.................         0.08%         0.08%        0.07%           0.08%*



--------------------------------------------------------------------------------


* Annualized.


+ Less than $0.01 per share.


++Increased by approximately 0.03% and 0.81% due to Contributions of Capital for the years ended December 31, 1996 and 1994, respectively.



Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments.

The Fund offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality or a longer term. The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

CASH MANAGEMENT PORTFOLIO


The Portfolio, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.



If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign financial institutions, including banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. financial institutions, including banks, because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on financial institution obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.



COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Any commercial paper issued by a foreign corporation and purchased by the Portfolio must be U.S. dollar-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.



VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)


U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in fixed or variable obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.



OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term ratings meeting the above rating requirements, or if such commercial paper is unrated, or if no such commercial paper is outstanding, are rated in the top three highest long-term rating categories by the NRSROs rating such security.


ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.


REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Board of Trustees of the Portfolio. Under the terms of a typical repurchase agreement, the Portfolio would acquire U.S. Government Obligations (or other securities permitted by Rule 2a-7) regardless of maturity, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, reviews the creditworthiness of those counterparties with which the Portfolio enters into repurchase agreements and monitors on an ongoing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Portfolio may only enter into reverse repurchase agreements for temporary purposes and not for leverage.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.



Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Portfolio will earmark cash, U.S. Government Obligations or other liquid debt instruments in an amount at least equal to the when-issued or delayed delivery commitment.


INVESTMENT IN OTHER INVESTMENT COMPANIES. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more that 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC.


ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restrictions or repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security as soon as is reasonably practicable unless if to do so would not be in the best interests of shareholders.



CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7, the Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks or other financial institutions.



SECURITIES LENDING. The Portfolio is permitted to lend up to 33 1/3% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.



QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES



The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two NRSROs (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by Bankers Trust, under the supervision of the Portfolio's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc., F1; Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

ADDITIONAL INVESTMENT LIMITATIONS


The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its assets in another open-end investment company with the same investment objective, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements collateralized by U.S. Government Obligations), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in obligations of banks and other financial institutions. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the obligations of any one issuer except: (1) as may be permitted by Rule 2a-7; and
(2) for U.S. Government Obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Portfolio is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Portfolio's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, and other illiquid securities will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The Fund's and the Portfolio's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. All other investment policies and limitations described in this prospectus may be changed by a vote of the Trustees of the Trust or Portfolio Trust, as applicable.

The SAI contains further information on the Fund's and the Portfolio's investment restrictions.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high-quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.


The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described below with respect to the Portfolio.

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For descriptions of the investment objective, policies and restrictions of the
Portfolio, see "Investment Objective and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio(s)" herein and in the SAI.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The NAV per share of the Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th: and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated on each Valuation Day as of the close of regular trading on the New York Stock Exchange Inc. ("NYSE"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The Assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's NAV. The Board of Trustees of the Portfolio will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly and in good faith.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The Trust accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. Excluding retirement plans, the minimum initial investment in the Trust is $50 million which may be allocated in amounts not less than $1,000,000 per fund in certain funds in the BT Family of Funds. The subsequent minimum investment in the Fund is $1,000,000 (excluding retirement plans). Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (Eastern time or earlier, should the NYSE close earlier) and if payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent

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--------------------------------------------------------------------------------
to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

AUTOMATIC INVESTMENT PLAN. The Fund may offer shareholders an automatic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares. For further information regarding the automatic investment plan, shareholders should contact their Service Agent.

REDEMPTION OF SHARES

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a current value of less than $1,000,000 (excluding retirement plans).

AUTOMATIC CASH WITHDRAWAL PLAN. The Fund may offer shareholders an automatic cash withdrawal plan, under which shareholders who own shares of the Fund may elect to receive periodic cash payments. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

CHECKWRITING. Shareholders of the Fund may redeem shares by check. Checks may not be used to close an account. Shareholders will continue to earn dividends on shares to be redeemed until the check clears. Checks will be returned to shareholders at the end of the month. There is no charge for redemption of shares by check. Additional information regarding the checkwriting privilege may be obtained from a Service Agent.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares." Before making an exchange, please note the following: (Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.
(Bullet) Complete and sign an application, taking care to register your new account in the same name, address, and taxpayer identification number as your existing account(s).

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(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income daily and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Trust may advertise "current yield" and/or "effective yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will

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likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC First Tier Institutions Only All Taxable Money Fund Average, which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio require employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative

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management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $69.3 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Service Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fee of any other Service Agent, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and

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addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the Assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the respective Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. As of April 1, 1998, Banc One Collection, Columbus, Ohio, owned approximately 26.55% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders or one or more series could control the outcome of these votes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


EXPENSES OF THE FUND AND PORTFOLIO


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

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
                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BT INSTITUTIONAL FUNDS
INSTITUTIONAL CASH RESERVES


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street
Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ...............................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ...............................................................................


Cusip #055924872
STA487300 (4/98)

                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)

--------------------------------------------------------------------------------

                        INSTITUTIONAL LIQUID ASSETS FUND


A money market fund that seeks high current income to the extent consistent with liquidity and the preservation of capital.



                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Institutional Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds.


Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Institutional Liquid Assets Fund (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

UNLIKE MOST OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE LIQUID ASSETS PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE, ("NAV") ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      PAGE
--------------------------------------------------------------------------------


The Fund...................................................................... 3



Who May Invest................................................................ 3



Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 5



Investment Objective and Policies............................................. 6



Risk Factors: Matching the Fund to Your Investment Needs......................10



Net Asset Value...............................................................11



Purchase and Redemption of Shares.............................................12



Dividends, Distributions and Taxes............................................13



Performance Information and Reports...........................................13



Management of the Trust and Portfolio.........................................14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


The Fund is designed as a cash management vehicle for institutional investors seeking high current income approximating money market rates while remaining conveniently liquid with a stable NAV.


The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the aggregate annual operating expenses of the Fund and the expenses of the Portfolio as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF BT INSTITUTIONAL FUNDS BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee (after reimbursements or waivers)...................................................        0.10%
12b-1 fees..................................................................................................     None
Other expenses (after reimbursements or waivers)............................................................        0.06%
                                                                                                                    ----
Total operating expenses (after reimbursements or waivers)..................................................        0.16%
                                                                                                                    ----
EXAMPLE:                                                                     1 year     3 years     5 years     10 years
                                                                             -------    --------    --------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2) redemption
  at the end of each time period..........................................     $2          $5          $9         $20


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.16% of the Fund's average net assets annually. In the absence of these undertakings, for the fiscal year ended December 31, 1997 the total operating expenses would have been equal to approximately 0.25% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.


The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for the period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.

--------------------------------------------------------------------------------


                                                                                                            FOR THE PERIOD
                                                                                                             DECEMBER 11,
                                                                                                                 1995
                                                                                                           (COMMENCEMENT OF
                                                                      FOR THE              FOR THE          OPERATIONS) TO
                                                                    YEAR ENDED           YEAR ENDED          DECEMBER 31,
                                                                 DECEMBER 31, 1997    DECEMBER 31, 1996          1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $      1.00          $      1.00          $     1.00
                                                                 -----------------    -----------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................................             0.05                 0.05                0.00+
  Net Realized Gain (Loss) from Investment Transactions.......            (0.00)+               0.00+               0.00+
                                                                 -----------------    -----------------    ----------------
Total from Investment Operations..............................             0.05                 0.05                0.00+
                                                                 -----------------    -----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.......................................            (0.05)               (0.05)              (0.00)+
                                                                 -----------------    -----------------    ----------------
NET ASSET VALUE, END OF PERIOD................................      $      1.00          $      1.00          $     1.00
                                                                 -----------------    -----------------    ----------------
                                                                 -----------------    -----------------    ----------------
TOTAL INVESTMENT RETURN.......................................             5.63%                5.45%               5.88%*
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)....................      $ 3,316,815          $ 1,943,024          $1,477,401
  Ratios to Average Net Assets:
    Net Investment Income.....................................             5.48%                5.32%               5.50%*
    Expenses, Including Expenses of the Liquid Assets
      Portfolio...............................................             0.16%                0.04%               0.01%*
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust.................             0.09%                0.22%               0.97%*


--------------------------------------------------------------------------------

* Annualized.


+ Less than $0.01 per share.



Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. The Portfolio is a series of BT Investment Portfolios (the "Portfolio Trust"), an open-end management investment company. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. The Fund's investment objective is not a fundamental policy and may be changed upon 30 days written notice to, but without the approval of, the Fund's shareholders. The investment objective of the Portfolio is a fundamental policy which may only be changed by a majority vote of the investors in the Portfolio. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

LIQUID ASSETS PORTFOLIO


The Portfolio, in pursuing its investment objective, will comply with Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

The Portfolio will attempt to achieve its investment objective by investing in the following money market instruments:


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include, but are not limited to, certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions including banks.


If Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Under normal market conditions, the Portfolio will invest more than 25% of its assets in the bank and other financial institution obligations described above. The Portfolio's concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated.



COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, to be of comparable quality. Any commercial paper issued by a foreign corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.


VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)



U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in fixed or variable rate obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. government, such as short-term obligations of the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.



OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by Bankers Trust to be of comparable quality and are rated in the top three highest long-term rating categories by the NRSROs rating such security.



ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.


REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with banks and governmental securities dealers approved by the Board of Trustees of the Portfolio. Under the terms of a typical repurchase agreement, the Portfolio would acquire U.S. Government Obligations (or any other securities permitted by Rule 2a-7) regardless of maturity subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio Trust, reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or other high grade, liquid debt instruments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio for purposes of the limitations described below and in "Additional Investment Limitations" below and in the SAI. The Portfolio may only enter into reverse repurchase agreements for temporary purposes and not for leverage.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.



Securities purchased on a when-issued or delayed-delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will segregate at the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed-delivery commitment.



INVESTMENT IN OTHER INVESTMENT COMPANIES. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more that 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC.


ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable (such securities may include securities which are subject to legal or contractual restrictions or repurchase agreements with maturities over seven days). If a security becomes illiquid after purchase by the Portfolio, the Portfolio will normally sell the security unless to do so would not be in the best interests of shareholders.


CREDIT ENHANCEMENT. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Fund's share price. Subject to the diversification limits contained in Rule 2a-7 the Portfolio may have more than 25% of its total assets invested in securities credit-enhanced by banks or other financial institutions.



SECURITIES LENDING. The Portfolio is permitted to lend up to 20% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.



QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES


The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

will have been granted the required ratings established herein by two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which provides such ratings), or if not so rated, are believed by Bankers Trust, under the supervision of the Portfolio Trust's Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the SEC as an NRSRO. These organizations and their highest short-term rating category (which also may be modified by a "+") are: Duff and Phelps, Inc., D-1; Fitch IBCA, Inc., F-1; Moody's Investors Service Inc., Prime-1; Standard & Poor's, A-1; and Thomson Bank Watch, Inc., T-1. A description of all short and long term ratings is provided in the Appendix to the SAI. Bankers Trust, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio Trust, will also determine that all securities purchased by the Portfolio present minimal credit risks. Bankers Trust will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High quality short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

ADDITIONAL INVESTMENT LIMITATIONS


The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its Assets in another open-end investment company with substantially the same investment objectives, such as the Portfolio. The Portfolio may not invest more than 25% of its total assets in the securities of issuers in any single industry (excluding U.S. Government Obligations and repurchase agreements collateralized by U.S. Government Obligations), except that, under normal market conditions, more than 25% of the total assets of the Portfolio will be invested in obligations of banks and other financial institutions. As an operating policy, the Portfolio may not invest more than 5% of its total assets in the obligations of any one issuer except: (1) as may be permitted by Rule 2a-7; and (2) U.S. Government Obligations and repurchase agreements collateralized fully thereby, which may be purchased without limitation. The Portfolio is also authorized to borrow for temporary purposes to meet redemptions, including entering into reverse repurchase transactions, in an amount up to 10% of its total assets and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Portfolio's aggregate holdings of repurchase agreements having a remaining maturity of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days and other illiquid securities will not exceed 10% of the Portfolio's net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio. The Fund's and the Portfolio's limitations on investment in a single industry and on borrowing may not be changed without the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. All other investment policies and limitations described in this prospectus may be changed by a vote of the Trustees of the Trust or the Portfolio Trust, as applicable.


The SAI contains further information on the Fund's and the Portfolio's investment restrictions.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------


The Fund is designed as a cash management vehicle for institutional investors seeking high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average dollar-weighted maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature, or are deemed to mature in 397 days or less; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.

It is expected that the majority of investors in the Fund will issue standing orders, effective in the late afternoon of each day on which the Fund is open (each such day, a "Valuation Day"), to "sweep" into the Fund cash balances remaining in accounts at Bankers Trust. The Fund's receipt of significant purchase orders late in a Valuation Day may impact the Portfolio's ability to optimize cash management. To assist the Portfolio in remaining fully invested, pursuant to its request, the Portfolio has received an order from the SEC granting the Portfolio and Bankers Trust permission to jointly enter into repurchase agreements and other investments with non-affiliated banks, broker-dealers or other issuers with respect to amounts estimated to be received on any day through the operation of the sweep program. Such investments will be apportioned between the Portfolio and Bankers Trust in such a manner as to maximize the investment of cash by the Portfolio.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a series of a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.


The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If

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--------------------------------------------------------------------------------
securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.


For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio(s)" herein and in the SAI.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The NAV per share of the Fund is calculated on each Valuation Day, currently each Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated on each Valuation Day as of the close of regular trading on the New York Stock Exchange Inc. (the "NYSE"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per share of the Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The NAV per share will normally be $1.00.

The assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's NAV. The Board of Trustees of the Portfolio Trust will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that the assets are valued fairly and in good faith.

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PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES


The Trust accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. There is no minimum required initial investment amount. The subsequent minimum investment in the Fund is $500,000. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.


Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (Eastern time or earlier, should the NYSE close earlier) and if payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 4:00 p.m. (Eastern time), the shareholder will receive the dividend declared on the following day even if the Custodian receives federal funds on that day. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

AUTOMATIC INVESTMENT PLAN. The Fund may offer shareholders an automatic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares. For further information regarding the automatic investment plan, shareholders should contact their Service Agent.

REDEMPTION OF SHARES

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern New York time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share next determined and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 4:00 p.m. (Eastern time) or after the close of the NYSE on each Valuation Day will be redeemed at the NAV per share next determined and redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the following day; shares redeemed in this manner will receive the dividend declared on the day of the redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a current value of less than $100,000.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income daily and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. Government Obligations are exempt from any applicable state or local income taxes.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Trust may advertise "current yield" and/or "effective yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.

From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might

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--------------------------------------------------------------------------------
be compared with, for example, the IBC First Tier Institutions Only All Taxable Money Fund Average, which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

The affairs of the Trust and BT Investment Portfolios are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and BT Investment Portfolios, neither the Trust nor BT Investment Portfolios require employees other than its executive officers. None of the executive officers of the Trust or BT Investment Portfolios devotes full time to the affairs of the Trust or BT Investment Portfolios.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and BT Investment Portfolios, see "Management of the Trust and Portfolios" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. BT Investment Portfolios has retained the services of Bankers Trust as investment adviser.


BANKERS TRUST COMPANY AND ITS AFFILIATES



Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management. Of that total, approximately $69.3 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of BT Investment Portfolios, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places

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orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with BT Investment Portfolios, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of BT Investment Portfolios in all aspects of the administration and operation of BT Investment Portfolios. The Administration and Services Agreement provides for the Portfolio Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub- accounting, answering client inquiries regarding the Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

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Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the Assets of the Trust and BT Investment Portfolios and serves as the Transfer Agent for the Trust and BT Investment Portfolios under the respective Administration and Services Agreement with the Trust and BT Investment Portfolios.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio is a subtrust (or "series") of BT Investment Portfolios, an open-end management investment company. BT Investment Portfolios was organized as a master trust fund under the laws of the State of New York. BT Investment Portfolios' Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. The interest in BT Investment Portfolios are divided into separate series, such as the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


The series of the BT Investment Portfolios will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.


EXPENSES OF THE FUND AND PORTFOLIO


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Bankers Trust agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, amortization of organizational expenses, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

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

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

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
BT INSTITUTIONAL FUNDS
INSTITUTIONAL LIQUID ASSETS FUND


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................


Cusip #055924864
STA492300 (4/98)

(BULLET)                     BT INSTITUTIONAL FUNDS                     (BULLET)


--------------------------------------------------------------------------------
                       INSTITUTIONAL TREASURY MONEY FUND
A money market fund that seeks high current income to the extent consistent with liquidity and capital preservation.



                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Institutional Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds.


Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Institutional Treasury Money Fund (the "Fund") that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE TREASURY MONEY PORTFOLIO (THE "PORTFOLIO"), A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.


BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                      PAGE

--------------------------------------------------------------------------------


The Fund...................................................................... 3



Who May Invest................................................................ 3



Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 5



Investment Objectives and Policies............................................ 6



Risk Factors: Matching the Fund to Your Investment Needs...................... 7



Net Asset Value............................................................... 9



Purchase and Redemption of Shares............................................. 9



Dividends, Distributions and Taxes............................................11



Performance Information and Reports...........................................11



Management of the Trust and Portfolio.........................................12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations. See "Risk
Factors: Matching the Fund to Your Investment Needs" herein.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable NAV.


The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them. See "Risk Factors: Matching the Fund to Your Investment Needs" herein.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the aggregate annual operating expenses of the Fund and the expenses of the Portfolio as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE BT INSTITUTIONAL FUNDS BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES:
(as a percentage of the daily net assets of the Fund)

Investment advisory fee....................................................................................        0.14%
12b-1 Fees.................................................................................................     None
Other expenses (after reimbursements or waivers)...........................................................        0.11%
Total operating expenses (after reimbursements or waivers).................................................        0.25%
EXAMPLE:                                                                    1 Year     3 Years     5 Years     10 Years
                                                                            -------    --------    --------    --------
You would pay the following expenses for each Fund on a $1,000 investment, assuming: (1) 5% annual return and (2) redemption at the
  end of each time period................................................     $3          $8         $14         $32


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.25% of the Fund's average net assets annually. In the absence of these undertakings, for the fiscal year ended December 31, 1997 the total operating expenses would have been equal to approximately 0.27% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.

--------------------------------------------------------------------------------

                        FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------
                                        1997          1996          1995         1994        1993        1992        1991
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Year................................ $     1.00    $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                     ----------    ----------    ----------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............       0.05          0.05          0.06        0.04        0.03        0.04        0.06
  Net Realized Gain (Loss) on
    Investment Transactions.........       0.00+         0.00+         0.00+      (0.00)+      0.00+       0.00+       0.00+
                                     ----------    ----------    ----------    --------    --------    --------    --------
Total from Investment Operations....       0.05          0.05          0.06        0.04        0.03        0.04        0.06
                                     ----------    ----------    ----------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.............      (0.05)        (0.05)        (0.06)      (0.04)      (0.03)      (0.04)      (0.06)
  Net Realized Gain from Investment
    Transactions....................         --            --         (0.00)+        --       (0.00)+     (0.00)+     (0.00)+
                                     ----------    ----------    ----------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS.................      (0.05)        (0.05)        (0.06)      (0.04)      (0.03)      (0.04)      (0.06)
                                     ----------    ----------    ----------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR........ $     1.00    $     1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                     ----------    ----------    ----------    --------    --------    --------    --------
                                     ----------    ----------    ----------    --------    --------    --------    --------
TOTAL INVESTMENT RETURN.............       5.42%         5.22%         5.71%       3.92%       2.94%       3.56%       5.84%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s
    omitted)........................ $1,852,634    $1,424,305    $1,325,069    $182,101    $143,966    $102,182    $131,406
  Ratios to Average Net Assets:
    Net Investment Income...........       5.26%         5.10%         5.53%       3.97%       2.88%       3.47%       5.54%
    Expenses, including expenses of
      the Treasury Money
      Portfolio.....................       0.25%         0.25%         0.25%       0.25%       0.25%       0.25%       0.25%
    Decrease Reflected in Above
      Expense Ratio Due to
      Absorption of Expenses by
      Bankers Trust.................       0.02%         0.01%         0.07%       0.04%       0.03%       0.04%       0.12%

                                       FOR THE PERIOD
                                        JULY 25, 1990
                                       (COMMENCEMENT
                                      OF OPERATIONS) TO
                                      DECEMBER 31, 1990
------------------------------------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Year................................       $  1.00
                                            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.............          0.03
  Net Realized Gain (Loss) on
    Investment Transactions.........          0.00+
                                            ------
Total from Investment Operations....          0.03
                                            ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.............         (0.03)
  Net Realized Gain from Investment
    Transactions....................         (0.00)+
                                            ------
TOTAL DISTRIBUTIONS.................         (0.03)
                                            ------
NET ASSET VALUE, END OF YEAR........       $  1.00
                                            ------
                                            ------
TOTAL INVESTMENT RETURN.............          7.90%*
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s
    omitted)........................       $57,184
  Ratios to Average Net Assets:
    Net Investment Income...........          7.36%*
    Expenses, including expenses of
      the Treasury Money
      Portfolio.....................          0.25%*
    Decrease Reflected in Above
      Expense Ratio Due to
      Absorption of Expenses by
      Bankers Trust.................          0.39%*


--------------------------------------------------------------------------------

* Annualized.


+ Less than $0.01 per share.



Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------


The Fund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is a fundamental policy and may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

TREASURY MONEY PORTFOLIO


The Portfolio will attempt to achieve its investment objectives by investing only in (a) direct obligations of the U.S. Treasury, including but not limited to Treasury bills, notes and bonds, and (b) repurchase agreements collateralized by such obligations. While obligations of the U.S. Treasury are guaranteed by the U.S. government as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates. The shares of the Fund and the interests in the Portfolio are not guaranteed or insured by the U.S. government.



REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with counterparties approved by the Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying Treasury obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Portfolio, reviews the creditworthiness of those counterparties with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Portfolio enters into a reverse repurchase agreement it will earmark cash or U.S. government obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Portfolio may only enter into reverse repurchase agreements for temporary purposes and not for leverage.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Portfolio will segregate with the Portfolio's custodian cash and/or U.S. Treasury obligations in an amount at least equal to the when-issued or delayed delivery commitment.


SECURITIES LENDING. The Portfolio is permitted to lend up to 33 1/3% of the total value of its securities. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES



The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, and will be denominated in U.S. dollars.


ADDITIONAL INVESTMENT LIMITATIONS. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its Assets in another open-end investment company with the same investment objectives, as the Portfolio. The Fund is subject to Rule 2a-7 under the 1940 Act which generally requires that a fund not invest more than 5% of its total assets in the obligations of any one issuer. However, these limitations are not applicable with respect to Treasuries and repurchase agreements collateralized thereby, which may be purchased without limitation. The Fund is also authorized to borrow, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets for temporary purposes, but not for leverage, and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Fund's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Fund), illiquid securities, and securities lacking readily available market quotations will not exceed 10% of the Fund's net assets. If changes in the liquidity of certain securities cause the Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Fund.


The SAI contains further information on the Fund's policies and the Fund's investment restrictions.


--------------------------------------------------------------------------------
RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------


The Fund is designed for conservative investors looking for high current income approximating money market rates while remaining conveniently liquid with a stable share price. The Portfolio adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average maturity of the securities held by the Portfolio to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Portfolio invests in high quality money market securities, investors should be aware that an investment is not without risk. All money market instruments, including U.S. government obligations, can change in value when interest rates or an issuer's creditworthiness changes.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.


For descriptions of the investment objectives, policies and restrictions of the Portfolio, see "Investment Objectives and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio(s)" herein and in the SAI.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The NAV per share of the Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV of the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") which is currently 4:00 p.m., Eastern time or earlier, should the NYSE close earlier. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The Assets of the Portfolio are valued by using the amortized cost method of valuation. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Fund's NAV. The Board of Trustees of the Portfolio will monitor the valuation of assets by this method and will make such changes as it deems necessary to assure that assets of the Portfolio are valued fairly and in good faith.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------


PURCHASE OF SHARES


The Trust accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of the Fund may be reimbursed from its assets, as described herein. Excluding retirement plans, the minimum initial investment in the Trust is $1,000,000 which may be allocated in amounts not less than $100,000 per fund in certain funds in the BT Family of Funds. The subsequent minimum investment in the Fund is $100,000 (excluding retirement plans). Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received and transmitted prior to 2:00 p.m. (Eastern time) and payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 2:00 p.m. (Eastern time) the shareholder will receive the dividend declared on the following day even if the Custodian receives federal funds on that day. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from a particular Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

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AUTOMATIC INVESTMENT PLAN. The Fund may offer shareholders an automatic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares. For further information regarding the automatic investment plan, shareholders should contact their Service Agent.

REDEMPTION OF SHARES

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to 2:00 p.m. (Eastern time) on each Valuation Day will be redeemed at the NAV per share next determined for the Fund and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 2:00 p.m. Eastern time will be redeemed at the NAV per share next determined for the Fund and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the following day; shares redeemed in this manner will receive the dividend declared on the day of the redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.


Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with a Fund having a current value of less than $100,000 (excluding retirement plans).


AUTOMATIC CASH WITHDRAWAL PLAN. The Fund may offer shareholders an automatic cash withdrawal plan, under which shareholders who own shares of the Fund may elect to receive periodic cash payments. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

CHECKWRITING. Shareholders of the Fund may redeem shares by check. Checks may not be used to close an account. Shareholders will continue to earn dividends on shares to be redeemed until the check clears. Checks will be returned to shareholders at the end of the month. There is no charge for redemption of shares by check. Additional information regarding the checkwriting privilege may be obtained from a Service Agent.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares." Before making an exchange, please note the following:

(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).


(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio determines its net income and realized capital gains, if any, on each Valuation Day and allocates all such income and gain pro rata among the Fund and the other investors in the Portfolio at the time of such determination. The Fund declares dividends from its net income daily and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distributions by the Fund of its net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Exempt-interest dividends may be excluded by shareholders of the Fund from its gross income for Federal income tax purposes although (i) a portion of these dividends will be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. In addition, corporate shareholders may incur a greater Federal "environmental" tax liability through receipt of Fund dividends and distributions. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

Statements as to the tax status of each shareholder's dividends and distributions, if any, are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the end of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during that year. Shareholders should consult their tax advisers to assess the consequences of investing in the Fund under state and local laws and to determine whether dividends paid by the Fund that represent interest derived from U.S. government obligations are exempt from any applicable state or local income taxes.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Trust may advertise "current yield," "effective yield" and/or "tax equivalent yield" for the Fund. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax free yield. It is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. The Trust may include this information in sales material and advertisements for the Fund.

Yield is a function of the quality, composition and maturity of the securities held by the Portfolio and operating expenses of the Fund and the Portfolio. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market

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--------------------------------------------------------------------------------

rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Portfolio in instruments producing higher yields than the balance of the Portfolio's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield. Any fees charged by Service Agents for processing purchase and/or redemption transactions will effectively reduce the yield for those shareholders.


From time to time, advertisements or reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with IBC U.S. Treasury and Repo Government Money Fund Average, which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Micropal Limited and/or Lipper Analytical Services, Inc., which are widely recognized, independent services that monitor the investment performance of mutual funds. The yield of the Fund might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas.

Shareholders may make inquiries regarding the Fund, including current yield quotations and performance information, by contacting any Service Agent. Shareholders will receive financial reports semi-annually that include listings of investment securities held by the Fund's Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Trust and Portfolio are managed under the supervision of their respective Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and the Portfolio, neither the Trust nor the Portfolio require employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devote full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolios" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment

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--------------------------------------------------------------------------------

management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $69.3 billion are in cash assets alone. This makes Bankers Trust one of the nation's leading managers of cash funds.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.


Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the

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Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Service Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the Assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the respective Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on a matter that does not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving the Portfolio in which it does not invest its Assets. Shareholders of all the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

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EXPENSES OF THE FUND AND PORTFOLIO


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including administration and services fees, fees for necessary professional services, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees for necessary professional services, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

BT INSTITUTIONAL FUNDS
INSTITUTIONAL TREASURY MONEY FUND


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusip #055924203
STA480300 (4/98)







                        STATEMENT OF ADDITIONAL INFORMATION
                               APRIL 30, 1998
BT PYRAMID MUTUAL FUNDS
o    BT INVESTMENT MONEY MARKET FUND

BT INSTITUTIONAL FUNDS
o    INSTITUTIONAL CASH MANAGEMENT FUND
o    INSTITUTIONAL CASH RESERVES
o    INSTITUTIONAL LIQUID ASSETS FUND
o    INSTITUTIONAL TREASURY MONEY FUND

BT Institutional Funds and BT Pyramid Mutual Funds (each a "Trust" and, collectively, the "Trusts"), are open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the following investment portfolios (each a "Fund" and, collectively, the "Funds"), each of which seeks a high level of current income consistent with liquidity and the preservation of capital.

      BT INVESTMENT MONEY MARKET FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL CASH MANAGEMENT FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL CASH RESERVES--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL LIQUID ASSETS FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of high quality money market instruments.

      INSTITUTIONAL TREASURY MONEY FUND--a diversified investment portfolio that seeks a high level of current income through investment in a portfolio of direct obligations of the U.S. Treasury and repurchase agreements in respect of those obligations.

As described in the prospectuses, the Trusts seek to achieve the investment objectives of each Fund by investing all the investable assets of the Fund in a diversified open-end management investment company having the same investment objectives as such Fund. These investment companies are, respectively, Cash Management Portfolio, BT Investment Portfolios--Liquid Assets Portfolio ("Liquid Assets Portfolio"), and Treasury Money Portfolio (collectively, the "Portfolios").

Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trusts' distributor ("Distributor"), to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trusts' prospectuses, which may be amended from time to time (each, a "Prospectus"), with respect to Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Liquid Assets Fund, Institutional Treasury Fund and BT Investment Money Market Fund, are dated April 30, 1998. The Prospectuses provide the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trusts' Prospectuses.

                              BANKERS TRUST COMPANY

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                             EDGEWOOD SERVICES, INC.

                                 DISTRIBUTOR

5800 CORPORATE DRIVE     PITTSBURGH, PENNSYLVANIA 15237-5829 1-800-368-4031

I


                                TABLE OF CONTENTS

Investment Objectives and Policies.......................................1

Net Asset Value..........................................................8

Purchase and Redemption Information......................................9

Management of the Trusts and Portfolios..................................9

Organization of the Trusts..............................................15

Taxes...................................................................15

Performance Information.................................................16

Financial Statements....................................................17

Appendix................................................................18

                       INVESTMENT OBJECTIVES AND POLICIES

Each Fund's Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve those objectives by its corresponding Portfolio. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

BANK OBLIGATIONS

For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, each Portfolio other than Treasury Money Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards that those applicable to domestic branches of U.S. banks.

COMMERCIAL PAPER

Commercial paper obligations in which the Portfolios may invest are short-term, unsecured negotiable promissory notes of U.S. or foreign corporations that at the time of purchase meet the rating criteria described in the Prospectuses. Investments in foreign commercial paper generally involve risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

U.S. GOVERNMENT OBLIGATIONS

The Portfolios may invest in direct obligations issued by the U.S. Treasury or, in the case of the Portfolios other than Treasury Money Portfolio, in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Examples of the types of U.S. Government Obligations that the Portfolios may hold include, but are not limited to, in addition to those described above and direct U.S. Treasury obligations, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration.

LENDING OF PORTFOLIO SECURITIES

The Portfolios have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

REVERSE REPURCHASE AGREEMENTS

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolios may include securities purchased on a "when, as, and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. A Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, a Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed delivery commitment.

ASSET-BACKED SECURITIES. The Cash Management Portfolio and Liquid Assets Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets."

                                YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

                                 RATING SERVICES

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUSTS, WITH RESPECT TO THE RESPECTIVE FUND, AND BY EACH RESPECTIVE PORTFOLIO. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE RESPECTIVE PROSPECTUS OR ELSEWHERE HEREIN, THE RESPECTIVE FUND AND THE CORRESPONDING PORTFOLIO MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

                             INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trusts with respect to each of the Funds and by the Portfolios as fundamental policies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, a Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

           EACH PORTFOLIO (FUND) EXCEPT LIQUID ASSETS PORTFOLIO (FUND)

Under investment policies adopted by the Trusts, on behalf of each Fund, and by the Portfolios, each Fund and each Portfolio may not:

  1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at the lower of cost or market.

     2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

  3. Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the Fund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

  4. Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. Government Obligations; (ii) under normal market conditions more than 25% of the total assets of Institutional Cash Management Fund, Institutional Cash Reserves and BT Investment Money Market Fund (and Cash Management Portfolio) will be invested in obligations of foreign and U.S. Banks provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

  6. Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent a Trust from investing all of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

  7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.

  8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund and BT Investment Money Market Fund (Cash Management Portfolio and Treasury Money Portfolio), the lending of portfolio securities.

  9. Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a Fund's Assets in an open-end management investment company with substantially the same investment objectives as such Fund.

 12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

 13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its Adviser owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

 14. Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

                         LIQUID ASSETS PORTFOLIO (FUND)

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

1. Borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

  2. Underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

  3. Make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 20% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

  4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

  5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

  6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Additional Restrictions. In order to comply with certain statutes and policies, each Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

  (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

 (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

 (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  (v) invest for the purpose of exercising control or management;

 (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) (unless permitted to do so by an exemptive order of the SEC); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(vii) invest more than 15% of the Portfolio's (Fund's) total net (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii)no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

 (ix) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);

  (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction; if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xii) purchase or retain in the Portfolio's (Fund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest more than 5% of the Portfolio's (Fund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the American Stock Exchange or the New York Stock Exchange, Inc. ("NYSE");

(xiv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                               PORTFOLIO TURNOVER

Each Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. However, this policy does not result in higher brokerage commissions to the Portfolios as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Purchases and sales of securities on behalf of the Portfolios usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolios except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission (the "SEC"). Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research, services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

                                 NET ASSET VALUE

The Prospectuses discuss the time(s) at which the net asset values ("NAV") of the Funds are determined for purposes of sales and redemptions. The NAV of a Fund's investment in a Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of the other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. The following is a description of the procedures used by the Portfolios in valuing their assets.

The valuation of each Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

The Portfolios' use of the amortized cost method of valuing their securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolios must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of two years or less (397 days or less with respect to Cash Management Portfolio (BT Investment Money Market Fund)) and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of each Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Trusts, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of each Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of each Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the respective Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its NAV. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                       PURCHASE AND REDEMPTION INFORMATION

The Trusts may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                     MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trusts and the Portfolios, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

                       TRUSTEES OF BT INSTITUTIONAL FUNDS

     CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                       TRUSTEES OF BT PYRAMID MUTUAL FUNDS

     KELVIN J. LANCASTER (birthdate: December 10, 1924)-- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York and Competitive Technologies, Inc., a public company listed on the American Stock Exchange. His address is 6581 Ridgewood Drive, Naples, Florida 33963.

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

                           TRUSTEES OF THE PORTFOLIOS

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

                      OFFICERS OF THE TRUST AND PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with each Trust and Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trusts or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trusts or any Portfolio for serving as an officer or Trustee of the Trusts or the Portfolios.

                          TRUSTEE COMPENSATION TABLE

                AGGREGATE         AGGREGATE
                COMPENSATION      COMPENSATION   AGGREGATE   TOTAL COMPENSATION
NAME OF PERSON, FROM BT           FROM BT PYRAMIDCOMPENSATION FROM FUND COMPLEX
POSITION        INSTITUTIONAL FUNDS*             MUTUAL FUNDS**  PORTFOLIOS+
                                                             PAID TO TRUSTEES++

Martin J. Gruber,
Trustee of BT Pyramid   N/A            $13,125        N/A         $27,500
Mutual Funds

Kelvin J. Lancaster,
Trustee of BT Pyramid   N/A            $13,125        N/A         $27,500
Mutual Funds

Harry Van Benschoten,
Trustee of BT Pyramid   N/A            $13,125        N/A         $27,500
Mutual Funds

Bruce E. Langton,
Trustee of BT Institutional            $13,750        N/A         N/A   $27,500
Funds

Richard J. Herring,
Trustee of BT Institutional            $13,750        N/A         N/A   $27,500
Funds

Charles P. Biggar,
Trustee of BT Institutional            $13,750        N/A   $8,967      $27,500
Funds and Portfolios

S. Leland Dill,
Trustee of Portfolios   N/A            N/A            $8,967            $27,500

Philip Saunders, Jr.,
Trustee of Portfolios   N/A            N/A            $8,967      $27,500

* The aggregate compensation is provided for the BT Institutional Funds which is comprised of 10 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

** The aggregate compensation is provided for the BT Pyramid Mutual Funds which is comprised of 6 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

+ The aggregate compensation is provided for the Cash Management Portfolio, Treasury Money Portfolio, and BT Investment Portfolios. Information is furnished for the Trust's fiscal year ended December 31, 1997.

++Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the Cash Management Fund: First Deposit Master Trust, San Francisco, CA, owned approximately 151,767 Shares (8.14%); and Individual Small Group Demographic Pool, New York, NY, owned approximately 115,417 Shares (6.19%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the Cash Reserves Fund: Banc One Collection, Columbus, OH, owned approximately 622,588,794 Shares (26.55%); and Advanta, Wilmington, DE, owned approximately 351,004,356 Shares (14.97%).

As of April 1, 1998, there were no shareholders of record who owned 5% or more of the outstanding Shares of Liquid Assets Fund.

As of April 1, 1998, the following shareholder of record owned 5% or more of the outstanding Shares of Treasury Money Fund: APEX/AFS Escrow, New York, NY, owned approximately 298,684,545 Shares (14.70%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the BT Investment Money Market Fund: Bankers Trust Company as custodian for Texas Instruments Employees Universal Profit Sharing Plan, Jersey City, NJ, owned approximately 88,560,892 Shares (20.43%); Iroquois Gas Transmission, Shelton, CT, owned approximately 31,516,187 Shares (7.27%); and Peoples Bank, Bridgeport, CT, owned approximately 27,142,857 Shares (6.26%).

                               INVESTMENT ADVISER

Under the terms of an investment advisory agreement (the "Advisory Agreement") between each Portfolio and Bankers Trust, the adviser manages each Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's and/or Fund's investment objectives, restrictions and policies, as stated herein and in the Prospectus;
(iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trusts and each Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of each Trust or Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trusts or the Portfolios; and any extraordinary expenses.

For the fiscal years ended December 31, 1997 1996, and 1995, Bankers Trust earned $6,544,181, $4,935,288, and $3,847,729, respectively, in compensation for investment advisory services provided to Cash Management Portfolio. During the same periods, Bankers Trust reimbursed $940,530, $761,230, and $578,251, respectively, to Cash Management Portfolio to cover expenses.

For the fiscal years ended December 31, 1997, 1996, the period ended December 31, 1995, Bankers Trust earned $3,616,531, $2,794,472, and $127,704, respectively, in compensation for investment advisory services provided to Liquid Assets Portfolio. During the same periods, Bankers Trust reimbursed $2,208,146, $3,187,013, and $178,381, respectively, to Liquid Assets Portfolio to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $3,067,422, $2,787,544, and $1,764,890, respectively, in compensation for investment advisory services provided to Treasury Money Portfolio. During the same periods, Bankers Trust reimbursed $60,612, $60,530, and $69,965, respectively, to Treasury Money Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                  ADMINISTRATOR

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the respective Board of Trustees of each Trust and each Portfolio reasonably deems necessary for the proper administration of each Trust and each Portfolio. Bankers Trust will generally assist in all aspects of the Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trusts or the Portfolios), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with each Trust's and each Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the NAV, net income and realized capital gains or losses of a Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the Trusts and each Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $931,345, $622,176, and $327,340, respectively, in compensation for administrative and other services provided to Institutional Cash Management Fund. During the same periods, Bankers Trust reimbursed $108,093, $280,146, and $129,230, respectively, to the Institutional Cash Management Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $960,114, $674,983, and $462,879, respectively in compensation for administrative and other services provided to the Institutional Cash Reserves. During the same periods, Bankers Trust reimbursed $1,170,710, $805,636, and $508,395, respectively to the Institutional Cash Reserves to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and for the period from December 11, 1995 (commencement of operations) to December 31, 1995, Bankers Trust earned $1,202,275, $929,288 and $38,038 in compensation for administrative and other services provided to the Institutional Liquid Assets Fund. During the same periods, Bankers Trust reimbursed $67,932, $879,347, and $526,169, respectively to the Institutional Liquid Assets Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $819,884, $640,788, and $274,216, respectively, in compensation for administrative and other services provided to Institutional Treasury Money Fund. During the same periods, Bankers Trust reimbursed $356,801, $48,531, and $340,378, respectively, to Institutional Treasury Money Fund to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,315,340, $1,648,203, and $2,418,113, respectively for administrative and other services provided to the BT Investment Money Market Fund. During the same periods, Bankers Trust reimbursed $656,718, $782,979, and $1,110,205, respectively, to the BT Investment Money Market Fund to cover expenses.

     For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned compensation of $2,181,394, $1,645,096, and $1,282,576, respectively, for administrative and other services provided to the Cash Management Portfolio.

For the fiscal year ended December 31, 1997, 1996, and the period ended December 31, 1995, Bankers Trust earned compensation of $1,205,510, $931,490, and $42,568, respectively, for administrative and other services provided to the Liquid Assets Portfolio.

     For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned compensation of $1,022,474, $929,181, and $588,297, respectively, for administrative and other services provided to the Treasury Money Portfolio.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as custodian and transfer agent for the Trusts and as custodian for each Portfolio pursuant to the administration and services agreements discussed above. As custodian, Bankers Trust holds the Funds' and each Portfolio's assets. For such services, Bankers Trust receives monthly fees from each Fund and Portfolio, which are included in the administrative services fees discussed above. As transfer agent for each Trust, Bankers Trust maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Trust and causes to be distributed any dividends and distributions payable by each Trust. Bankers Trust is also reimbursed by the Funds for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   USE OF NAME

The Trusts and Bankers Trust have agreed that the Trusts may use "BT" as part of their name for so long as Bankers Trust serves as Adviser. The Trusts have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trusts may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of their name. If this were to occur, the Trustees would select an appropriate new name for the Trusts, but there would be no other material effect on the Trusts, their shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Trusts and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts or the Portfolios. If the circumstances described above should change, the Boards of Trustees would review each Trust's relationship with Bankers Trust and consider taking all actions necessary in the circumstances.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serve as Counsel to the Trusts and from time to time provides certain legal services to Bankers Trust. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trusts.

                           ORGANIZATION OF THE TRUSTS

BT Institutional Funds was organized on March 26, 1990 as a series Trust. BT Pyramid Mutual Funds was organized on February 28, 1992. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trusts do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trusts are not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trusts. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of the Trusts and require that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declarations of Trust provide for indemnification from each Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trusts believe is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, if which made with respect to a Fund, would not require the vote of shareholders of that Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the respective Funds and, at the meeting of investors in a Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                                                        TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

As described above and in the Funds' Prospectuses, each Fund is designed to provide investors with current income. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal.

Each Fund intends to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that each Fund is a regulated investment company, each Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although each Trust expects the Funds to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

While each Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectuses. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (i) any taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                             PERFORMANCE INFORMATION

From time to time a Fund may quote its performance in terms of "current yield," "effective yield" or "tax equivalent yield" in reports or other communications to shareholders or in advertising material.

The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

      The yields are then calculated as follows:

      Base Period Return      =     Net Change in Account Value
                              Beginning Account Value

      Current Yield           =     Base Period Return x 365/7

      Effective Yield         =     [(1 + Base Period Return)365/7] - 1

      Tax Equivalent Yield    =     Current  Yield

                                    (1 - Tax Rate)

The following table sets forth various measures of the performance for the indicated Funds for the seven days ended December 31, 1997.

Institutional  Institutional InstitutionalInstitutional  BT Investment
Cash Management              Cash ReservesLiquid Assets  Treasury Money
Money Market
Fund                         Fund         Fund           Fund

 Current Yield 5.58%          5.63%         5.58%        5.42%          5.46%

 Effective Yield              5.74%         5.79%        5.72%   5.56% 5.61%

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

                             FINANCIAL STATEMENTS

The financial statements for each Fund and Portfolio for the period ended December 31, 1997, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 1997. A copy of a Fund's Annual Report may be obtained without charge by contacting the respective Fund.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements.
Quality of management appears superior.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC--"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D--Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                              BANKERS TRUST COMPANY

                                   DISTRIBUTOR
                             EDGEWOOD SERVICES, INC.

                          CUSTODIAN AND TRANSFER AGENT
                              BANKERS TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS
                            COOPERS & LYBRAND L.L.P.

                                     COUNSEL
                            WILLKIE FARR & GALLAGHER

                              --------------------

      No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its
SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                              --------------------
    Cusip #055924104 Cusip #055924872 Cusip #055924864 Cusip #055924203 Cusip
#055847206 BT0440A (4/98)







                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)


--------------------------------------------------------------------------------
                       INSTITUTIONAL TREASURY ASSETS FUND

                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


The Institutional Treasury Assets Fund (the "Fund") seeks a high level of current income consistent with liquidity and the preservation of capital. The Fund will attempt to achieve its objectives through investment in obligations issued or guaranteed by the U.S. Treasury ("Treasuries"), obligations issued or guaranteed as to the payment of principal or interest by the U.S. government or its agencies, authorities or instrumentalities ("U.S. Government Obligations") and repurchase agreements collateralized by such obligations. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is a diversified series of BT Institutional Funds, a Massachusetts Business Trust (the "Trust"). Bankers Trust Company ("Bankers Trust") serves as the Fund's investment adviser (the "Adviser"). The Fund is a management investment company commonly known as a money market fund.

Please read this Confidential Private Offering Memorandum (the "Memorandum") carefully before investing and retain it for future reference. It contains important information about the Fund that investors should know before investing.


A Confidential Statement of Additional Information with respect to the Fund ("SAI") with the same date has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Fund at 1-800-368-4031.


Three copies of a Subscription Agreement for use in subscribing to purchase shares of the Fund accompany delivery of this Memorandum. In order to purchase shares of the Fund, a prospective investor must satisfactorily complete, execute and deliver each copy of the Subscription Agreement to Bankers Trust Company, 130 Liberty Street, New York, New York 10006.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE FUND INTENDS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE ("NAV"), ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.


THE SECURITIES DESCRIBED HEREIN ARE OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT

BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE BEING OFFERED FOR INVESTMENT ONLY TO INVESTORS WHO QUALIFY AS BOTH (1) "ACCREDITED INVESTORS" AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) INSTITUTIONAL INVESTORS. SHARES OF THE FUND ARE NOT BEING OFFERED TO INDIVIDUALS OR TO ENTITIES ORGANIZED FOR THE PURPOSE OF INVESTING ON BEHALF OF INDIVIDUALS.

INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY MEET CERTAIN FINANCIAL REQUIREMENTS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF AN INVESTMENT IN THE FUND.

NO RESALE OF SHARES MAY BE MADE UNLESS THE SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS BEEN PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR THE INFORMATION OF THE RECIPIENT AND MAY NOT BE REPRODUCED, PROVIDED TO OTHERS OR USED FOR ANY OTHER PURPOSE.

NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THE SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN OR IN THE TRUST'S REGISTRATION STATEMENT FILED UNDER THE 1940 ACT.

FOR GEORGIA INVESTORS


THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      PAGE
--------------------------------------------------------------------------------


Summary of Fund Expenses...................................................... 3



Financial Highlights.......................................................... 4



Investment Objective and Policies............................................. 5



Risk Factors.................................................................. 6



Net Asset Value............................................................... 7



Purchase and Redemption of Shares............................................. 7



Dividends, Distributions and Taxes............................................ 8



Performance and Information and Reports....................................... 9



Management of the Trust and Portfolio......................................... 9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund and the estimated aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment Advisory Fee (after reimbursements or waivers)..................................................       0.04%
12b-1 Fee..................................................................................................       None
Other expenses (after reimbursements or waivers)...........................................................       0.12%
                                                                                                                  ----
Total operating expenses (after reimbursements or waivers).................................................       0.16%
                                                                                                                  ----
EXAMPLE:                                                                    1 year     3 years     5 years     10 years
                                                                            -------    --------    --------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2) redemption
  at the end of each time period.........................................     $2          $5          $9         $21


--------------------------------------------------------------------------------


The expense table and the example above show the estimated costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the Fund's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.16% of the Fund's average net assets annually. In the absence of this undertaking, for the period ended December 31, 1997, the total operating expenses would have been equal to approximately 0.97% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

Shares of the Fund are sold by Edgewood Services, Inc. ("Edgewood") as the Fund's placement agent (the "Placement Agent") primarily to institutional customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund see "Management of the Fund and Trust" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for the period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


--------------------------------------------------------------------------------


                                                                                                       FOR THE PERIOD
                                                                                                      DECEMBER 1, 1997
                                                                                                      (COMMENCEMENT OF
                                                                                                       OPERATIONS) TO
                                                                                                        DECEMBER 31,
                                                                                                            1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period...............................................................       $ 1.0000
                                                                                                          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income............................................................................         0.0046
  Net Realized Gain from Investment Transactions...................................................         0.0000+
                                                                                                          --------
Total from Investment Operations...................................................................         0.0046
                                                                                                          --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income............................................................................        (0.0046)
                                                                                                          --------
NET ASSET VALUE, END OF PERIOD.....................................................................       $ 1.0000
                                                                                                          --------
                                                                                                          --------
TOTAL INVESTMENT RETURN FOR PERIOD.................................................................          0.46%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted).........................................................       $ 94,386
  Ratios to Average Net Assets:
    Net Investment Income..........................................................................          5.43%*
    Expenses.......................................................................................          0.16%*
    Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by Bankers Trust.......          0.81%*


--------------------------------------------------------------------------------

* Annualized.


+ Less than $0.0001.


--------------------------------------------------------------------------------


Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund seeks a high level of current income consistent with liquidity and the preservation of capital.


There can be no assurance that the investment objective of the Fund will be achieved. The Fund's investment objective is not a fundamental policy and may be changed upon 30 days written notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light on their then-current needs.

The Fund will attempt to achieve its investment objectives by investing only in
(a) Treasuries, including but not limited to Treasury bills, notes and bonds,
(b) U.S. Government Obligations and (c) repurchase agreements collateralized by such obligations. While Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest, the market value of both Treasuries and U.S. Government Obligations are not guaranteed and may rise and fall in response to changes in interest rates. The shares of the Fund are not guaranteed or insured by the U.S. government. The Fund will maintain at least 65% of its investments in Treasuries or repurchase agreements collateralized by Treasuries.


U.S. GOVERNMENT OBLIGATIONS. Obligations of certain agencies and instrumentalities of the U.S. government such as short-term obligations of the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.



REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with counterparties approved by the Fund's Board of Trustees. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying Treasury or U.S. Government Obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. Bankers Trust, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those counterparties with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.



REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement it will earmark cash, U.S. Government Obligations or other high grade, liquid debt instruments having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by the Fund for purposes of the limitations described in "Additional Investment Limitations" below and in the SAI. The Fund may only enter into reverse repurchase agreements for temporary purposes and not for leverage.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

securities depends on the occurrence of a subsequent event.


Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, the Fund will segregate with the Fund's custodian liquid instruments in an amount at least equal to the when-issued or delayed-delivery commitment.



QUALITY AND MATURITY OF THE FUND'S SECURITIES



The Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase, and will be denominated in U.S. dollars.

ADDITIONAL INVESTMENT LIMITATIONS


The Fund is subject to Rule 2a-7 under the 1940 Act which generally requires that a fund not invest more than 5% of its total assets in the obligations of any one issuer. However, these limitations are not applicable with respect to Treasuries and U.S. Government Obligations, and repurchase agreements collateralized thereby, which may be purchased without limitation. The Fund is also authorized to borrow, including entering into reverse repurchase transactions, in an amount up to 5% of its total assets for temporary purposes, but not for leverage, and to pledge its assets to the same extent in connection with these borrowings. At the time of an investment, the Fund's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Fund), illiquid securities, and securities lacking readily available market quotations will not exceed 10% of the Fund's net assets. If changes in the liquidity of certain securities cause the Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Fund.

The SAI contains further information on the Fund's policies and the Fund's investment restrictions.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------


The Fund adheres to the following practices which enable the Fund to attempt to maintain a $1.00 share price: limiting average maturity of the securities held by the Fund to 90 days or less; buying securities which mature, or are deemed to mature, in 397 days or less as determined under Rule 2a-7 under the 1940 Act; and buying only high quality securities with minimal credit risks. The Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality money market securities, investors should be aware that an investment in the Fund is not without risk. All money market instruments, including Treasuries and U.S. Government Obligations, can change in value when interest rates or an issuer's creditworthiness changes.



It is expected that money used to purchase Fund shares will be comprised primarily of cash received from Bankers Trust clients. It is expected that the majority of investors in the Fund will issue standing orders, effective in the afternoon of each day on which the Fund is open (each such day, a "Valuation Day"), to "sweep" into the Fund cash balances remaining in accounts at Bankers Trust. Because the Fund may receive significant purchase orders late in a Valuation Day, this may impact the Fund's ability to optimize cash management. To assist the Fund in remaining fully invested, pursuant to its request, the Fund has received an order from the SEC granting the Fund and Bankers Trust permission to jointly enter into repurchase agreements with non-affiliated banks, broker-dealers or other issuers with respect to amounts to be received on any day. Such investments will be apportioned between the Fund and Bankers Trust in such a manner as to maximize the investment of cash by the Fund.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

On each Valuation Day, the NAV per share of the Fund is calculated at 3:00 p.m., Eastern time. The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Good Friday, Presidents' Day (the third Monday in February), Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November
11th), Thanksgiving Day (the last Thursday in November), and December 25th; and
(b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The Fund's NAV per share will normally be $1.00.

The Fund values its portfolio securities by using the amortized cost method of valuation. This method involves valuing each security held by the Fund at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Fund will not be reflected in the Fund's NAV. All cash receivables and current payments are valued at face value. Other assets are valued at fair value as determined in good faith by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The Fund accepts purchase orders for shares of the Fund at the NAV per share of the Fund next determined on each Valuation Day. See "Net Asset Value" herein. There is no sales charge on the purchase of shares. There is no minimum required initial investment amount. Shares of the Fund may be purchased in only those states where they may be lawfully sold. The Fund and Edgewood reserve the right to reject any purchase order.

Investors in the Fund must qualify as both (1) "Accredited Investors" as defined under Regulation D of the Securities Act of 1933, as amended and (2) institutional investors.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the net asset value next determined following receipt by the Service Agent and transmission to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 3:00 p.m. Eastern time and payment in the form of federal funds is received on that day by Bankers Trust, as the Trust's custodian (the "Custodian"), the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 3:00 p.m. (Eastern time), the shareholder will receive the dividend declared on the following day even if the Custodian receives federal funds on that day.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by the Transfer Agent. The Transfer Agent may subcontract with other service providers to perform certain services.

REDEMPTION OF SHARES

Shareholders may redeem shares at the net asset value per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to 3:00 p.m. Eastern time on each Valuation Day

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--------------------------------------------------------------------------------

will be redeemed at the net asset value per share next determined and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption. Redemption requests received by the Service Agent and transmitted to the Transfer Agent after 3:00 p.m. (Eastern time) on each Valuation Day will be redeemed at the net asset value per share next determined and redemption proceeds normally will be delivered to the shareholder's account with the Service Agent the following day; shares redeemed in this manner will receive the dividend declared on the day of the redemption. Payments for redemptions will in any event be made within seven calendar days following receipt of the request.

Service Agents may allow redemptions by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Trust intends for the Fund to qualify annually and to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Provided that the Fund continues to qualify as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability.

The Fund determines its net income and realized capital gains, if any, on each Valuation Day at 3:00 p.m. Eastern time. The Fund declares dividends from its net income on each Valuation Day and pays dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually in cash at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund.

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income, provided that such shareholder is not a tax-exempt entity. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction applicable to corporations. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

The Trust is organized as a Massachusetts Business Trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

From time to time, the Fund may report its "current yield" and/or "effective yield" to investors. The Fund will not publicly advertise its performance, nor make its performance figures available to reporting services. All yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the report). This income is then "annualized;" that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

Yield is a function of the quality, composition and maturity of the securities held by the Fund and operating expenses of the Fund. In particular, the Fund's yield will rise and fall with short-term interest rates, which can change frequently and sharply. In periods of rising interest rates, the yield of the Fund will tend to be somewhat lower than prevailing market rates, and in periods of declining interest rates, the yield will tend to be somewhat higher. In addition, when interest rates are rising, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested by the Fund in instruments producing higher yields than the balance of the Fund's securities, thereby increasing the current yield of the Fund. In periods of falling interest rates, the opposite can be expected to occur. Accordingly, yields will fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments, or other investment companies that may use a different method of calculating yield.

From time to time reports to shareholders may compare the yield of the Fund to that of other mutual funds with similar investment objectives or to that of a particular index. The yield of the Fund might be compared with, for example, the IBC U.S. Treasury and Repo Average, which is an average compiled by IBC Money Fund Report, a widely recognized, independent publication that monitors the performance of money market mutual funds. Similarly, the yield of the Fund might be compared with rankings prepared by Lipper Analytical Service, Inc., which is a widely recognized, independent service that monitors the investment performance of mutual funds.

Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including a listing of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND AND TRUST
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Fund and Trust are managed under the supervision of the Trust's Board of Trustees (referred to herein as the "Fund's Board of Trustees"). For more information with respect to the Fund's Board of Trustees, see "Management of the Trust" in the SAI. By virtue of the responsibilities assumed by Bankers Trust, as administrator of the Trust, the Trust does not need employees other than its executive officers. None of the executive officers of the Trust devotes full time to the affairs of the Fund or Trust.

INVESTMENT ADVISER


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to serving the needs of corporations, Government, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built in a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.

Bankers Trust, subject to the supervision and direction of the Fund's Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust receives a fee from the Fund, computed daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee; without such waivers the Fund's advisory fee under its Investment Advisory Agreement would equal 0.15%.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Fund and Trust described in this Memorandum and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust acts as administrator, transfer agent, shareholder servicing agent, custodian and dividend disbursing agent. As the Fund's administrator, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Fund in all aspects of the administration and operation of the Trust. Under its Administration and Services Agreement with the Trust, Bankers Trust receives a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund. This fee is included in the Fund's other expenses (See "Summary of the Fund Expenses" herein). Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.

PLACEMENT AGENT


Under its Placement Agent Agreement with the Fund, Edgewood, as Placement Agent, serves as the Trust's principal underwriter on a best efforts basis. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood is 5800 Corporate Drive, Pittsburgh, PA 1537-5829.

SERVICE AGENT

Bankers Trust acts as Service Agent pursuant to its Administration and Services Agreement with the Fund and receives no additional compensation from the Fund for such shareholder services. The services provided by Bankers Trust as Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Fund, transmitting proxy statements, updating offering documents and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the shareholders may reasonably request and agree upon with the Service Agent.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Fund and serves as the transfer agent for the Fund under the Administration and Services Agreement with the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses or private offering memoranda. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. As of April 1, 1998, Bankers Trust Company, Jersey City, New Jersey, acting in various capacities for numerous accounts, owned approximately 100% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.

Shareholders of all the series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


EXPENSES OF THE FUND


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust, including investment advisory fees, administration and services fees, fees for necessary professional services, amortization of organizational expenses, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations.

BT INSTITUTIONAL FUNDS
INSTITUTIONAL TREASURY ASSETS FUND

INVESTMENT ADVISER AND ADMINISTRATOR
BANKERS TRUST COMPANY

PLACEMENT AGENT
EDGEWOOD SERVICES, INC.

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND LLP

COUNSEL
WILLKIE FARR & GALLAGHER

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Confidential Private Offering Memorandum or its Confidential SAI in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Confidential Private Offering Memorandum does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................








                            DO NOT COPY OR CIRCULATE


                                 INVESTOR COPY #

                             BT INSTITUTIONAL FUNDS
                       INSTITUTIONAL TREASURY ASSETS FUND

                                 APRIL 30, 1998

                CONFIDENTIAL STATEMENT OF ADDITIONAL INFORMATION

BT Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Confidential Statement of Additional Information ("SAI") relates to the Institutional Treasury Assets Fund (the "Fund"). The Fund seeks a high level of current income consistent with liquidity and the preservation of capital. The Fund intends to achieve this objective through investment in obligations issued or guaranteed by the U.S. Treasury ("Treasuries"), obligations issued or guaranteed as to the payment of principal or interest by the U.S. government or its agencies, authorities or instrumentalities ("U.S. Government Obligations") and repurchase agreements collateralized by such obligations.

Shares of the Fund are sold by Edgewood Services, Inc. ("Edgewood"), the Trust's Distributor (and the Fund's Placement Agent), primarily to clients and customers of Bankers Trust Company ("Bankers Trust"). Bankers Trust serves as the Fund's investment adviser (the "Adviser").

THE SECURITIES DESCRIBED HEREIN ARE OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE BEING OFFERED ONLY TO INVESTORS WHO QUALIFY AS BOTH (1) ACCREDITED INVESTORS AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT AND
(2) INSTITUTIONAL INVESTORS. SHARES OF THE FUND ARE NOT BEING OFFERED TO INDIVIDUALS OR TO ENTITIES ORGANIZED FOR THE PURPOSE OF INVESTING ON BEHALF OF INDIVIDUALS. NO RESALE OF SHARES MAY BE MADE UNLESS THE SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS CONFIDENTIAL SAI HAS BEEN PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR THE INFORMATION OF THE RECIPIENT AND MAY NOT BE REPRODUCED, PROVIDED TO OTHERS OR USED FOR ANY OTHER PURPOSE.

NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS OR GIVE ANY INFORMATION WITH RESPECT TO THE SHARES, EXCEPT THE INFORMATION CONTAINED HEREIN OR IN THE TRUST'S REGISTRATION STATEMENT FILED UNDER THE 1940 ACT.

INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY MEET CERTAIN FINANCIAL REQUIREMENTS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF AN INVESTMENT IN THE FUND.

The Fund's confidential private offering memorandum, which may be amended from time to time, is dated April 30, 1998. The Confidential Private Offering Memorandum provides the basic information investors should know before investing, and may be obtained without charge by calling the Fund at 1-800-368-4031. This Confidential SAI, which is not a Confidential Private Offering Memorandum, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Confidential Private Offering Memorandum. Capitalized terms not otherwise defined in this Confidential Statement of Additional Information have the meanings accorded to them in the Fund's Confidential Private Offering Memorandum.

                              BANKERS TRUST COMPANY
                      Investment Adviser and Administrator
                             EDGEWOOD SERVICES, INC.
                               Placement Agent
              5800 Corporate Drive, Pittsburgh, PA, 15237-5829

I


                                TABLE OF CONTENTS

Investment Objective and Policies........................................1

Net Asset Value..........................................................3

Purchase and Redemption Information......................................3

Management of the Trust..................................................4

Organization of the Trust................................................6

Taxes....................................................................7

Performance Information..................................................7

Financial Statements.....................................................8

Appendix.................................................................9

13


                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's Confidential Private Offering Memorandum discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

REVERSE REPURCHASE AGREEMENTS

The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

U.S. GOVERNMENT OBLIGATIONS

The Fund may invest in Treasuries, U.S. Government Obligations or repurchase agreements collateralized thereby. Examples of the types of U.S. Government Obligations that the Fund may hold include, but are not limited to, in addition to those described in the Confidential Offering Memorandum, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Immediate Credit Banks, Federal Land Banks and Maritime Administration.

YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.


THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS AND NON-FUNDAMENTAL INVESTMENT OPERATING POLICIES HAVE BEEN ADOPTED BY THE TRUST, WITH RESPECT TO THE FUND BECAUSE OF REQUIREMENTS OF FEDERAL SECURITIES LAWS OR REGULATIONS. UNLESS AN INVESTMENT INSTRUMENT OR TECHNIQUE IS DESCRIBED IN THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, THE FUND MAY NOT INVEST IN THAT INVESTMENT INSTRUMENT OR ENGAGE IN THAT INVESTMENT TECHNIQUE.

                             INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to the Fund, as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the "vote of a majority of the outstanding voting securities" of the Fund which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting of the Fund if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities.

As a matter of fundamental policy, the Fund may not:

1. Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 5% of the current value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 5% of such assets to secure such borrowings (it is intended that money would be borrowed only from banks or through reverse repurchase agreements and only either to accommodate redemption requests while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

2. Underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

3. Make loans to other persons except (a) through the use of repurchase agreements, (b) making loans of portfolio securities or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities;

5. Concentrate its investments in any particular industry (excluding Treasuries and U.S. Government Obligations); and

6. Issue any "senior security" (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Notwithstanding the foregoing policies, the Fund has no present intention of engaging in transactions involving dollar rolls, futures and options contracts or loans of portfolio securities. The Fund will only engage in such transactions upon approval of the Board of Trustees and appropriate disclosure to investors.

                                  FUND TURNOVER

The Fund may attempt to increase yield by trading to take advantage of short-term market variations, which results in higher portfolio turnover. However, this policy does not result in higher brokerage commissions to the Fund as the purchases and sales of portfolio securities are usually effected as principal transactions. The Fund's turnover rate is not expected to have a material effect on their income and have been and is expected to be zero for regulatory reporting purposes.

                                FUND TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for the Fund are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Bankers Trust, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Purchases and sales of securities on behalf of the Fund will be principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S.
Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with persons affiliated with the Fund except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission (the "SEC"). Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting dealers to execute portfolio transactions on behalf of the Fund, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment and the financial condition and execution capability of the dealer for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage services," but not "research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund.

                                 NET ASSET VALUE

The Confidential Private Offering Memorandum discusses the time at which the NAV per share of the Fund is determined for purposes of sales and redemptions.

The valuation of the Fund's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (as determined under the rule), and invest only in securities determined by or under the supervision of the Trust's Board of Trustees to present minimal credit risks.

Pursuant to the rule, the Trust's Board of Trustees also has established procedures designed to allow investors in the Fund to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's holdings by the Trust's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Fund's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Fund's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Trust's Board of Trustees. In the event the Trust's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Trust's Board of Trustees must cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Fund's assets by using available market quotations.

                       PURCHASE AND REDEMPTION INFORMATION

The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund during any period when: (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

Under the terms of a Placement Agent Agreement, Edgewood acts as Placement Agent on a "best efforts" basis with respect to the sale of shares of the Fund. In addition to Edgewood's duties as Placement Agent, Edgewood may, in its discretion, perform additional functions in connection with transactions in the shares of the Fund.

                             MANAGEMENT OF THE TRUST

The Trust's Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Trustees and officers of the Trust, their birthdates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, PA 15237-5829.

                              TRUSTEES OF THE TRUST

     CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                              OFFICERS OF THE TRUST

RONALD M. PETNUCH (birthdate: February 27, 1960) ---- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) ---- Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN (birthdate: April 22, 1950) ---- Secretary; Corporate Counsel, FI.

     Messrs. Davis, Neuman, and Petnuch also hold similar positions for other investment companies for which Edgewood, or an affiliate, serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

                           TRUSTEE COMPENSATION TABLE

The following table reflects fees paid to the Trustees of the Trust:

                     AGGREGATE        TOTAL COMPENSATION
NAME OF PERSON,      COMPENSATION     FROM FUND COMPLEX
POSITION                              FROM TRUST*     PAID TO TRUSTEES**
Richard J. Herring,  $13,750          $27,500
Trustee
Bruce E. Langton,    $13,750          $27,500
Trustee
Charles P. Biggar,   $13,750          $27,500
Trustee

* Information is furnished for the Trust's most recent fiscal year ended December 31, 1997.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax

     The information provided is for the last calendar year end. Index Portfolio, and Capital Appreciation Portfolio. As of April 1, 1998, the Trustees and officers of the Trust and the Funds owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

                               INVESTMENT ADVISER

Under the terms of an Advisory Agreement between the Fund and Bankers Trust, Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees of the Fund. Bankers Trust will: (i) act in strict conformity with the Fund's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies, as stated herein and in the Confidential Private Offering Memorandum; (iii) make investment decisions for the Fund; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund. Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Fund bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky filing fees, if any; administrative and services fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; and printing confidential private offering memoranda and confidential statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

For the period from December 1, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $12,032, in compensation for investment advisory services provided to the Fund. During the same period, Bankers Trust reimbursed $52,277 to the Fund to cover expenses.
                                  ADMINISTRATOR

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust. Bankers Trust will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trust), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities, if applicable; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's Declaration of Trust, by-laws, investment objectives and policies and with applicable federal and state securities laws; arrange for appropriate insurance coverage; calculate the NAV, net income and realized capital gains or losses of the Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the Trust as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

     For the period from December 1, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $8,021 in compensation for administrative and other services provided to the Fund.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as custodian and transfer agent for the Trust and as custodian for the Fund pursuant to the administration and services agreements discussed above. As custodian, Bankers Trust holds the Fund's assets. For such services, Bankers Trust receives monthly fees from the Fund, which are included in the administrative services fees discussed above. As transfer agent for the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust is also reimbursed by the Fund for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
                                   USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Trust described in the Confidential Private Offering Memorandum and this Confidential SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust. If the circumstances described above should change, the Board of Trustees would review the Trust's relationship with Bankers Trust and consider taking all actions necessary in the circumstances. In addition, state securities law on this issue may differ from interpretations of federal law as expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and from time to time provides certain legal services to Bankers Trust. Coopers & Lybrand LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trust.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990, as an unincorporated business association under the laws of the Commonwealth of Massachusetts ("Massachusetts Business Trust"). The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares, and may divide the shares of any series into one or more classes, in the future. The Declaration of Trust of the Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable. Except as set forth below, shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares of the Fund are not transferable nor do shares have preemptive, conversion or subscription rights.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                                      TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult tax advisers with specific reference to their tax situations.

The Trust intends that the Fund qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Fund is a regulated investment company, the Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long and short-term capital gains, if any, are distributed to its shareholders. Although the Trust expects the Fund to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which they are otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to its shareholders.

While the Fund does not expect to realize net long-term capital gains, any such gains realized will be distributed annually as described in the Fund's Confidential Private Offering Memorandum. Such distributions ("capital gain dividends"), if any, will be taxable to non tax-exempt shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

As described herein and in the Fund's Confidential Private Offering Memorandum, the Fund is designed to provide investors with liquidity and current income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal.

                             PERFORMANCE INFORMATION

The "effective yield" of the Fund is an annualized "yield" based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

Base Period Return  =    Net Change in Account Value
                  Beginning Account Value

Current Yield       =    Base Period Return x 365/7

Effective Yield     =    [(1 + Base Period Return)365/7] - 1

The Fund's Yield for the seven days ended December 31, 1997 was 5.58%.

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the period ended December 31, 1997, are incorporated herein by reference to the Annual Report to shareholders for the Fund Dated December 31, 1997. A copy of the Fund's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH's COMMERCIAL PAPER RATINGS:

     F-1+----Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1----Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

Duff 1+----Highest certainty of timely payment. Short- term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short- term obligations.

Duff 1----Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1----The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

                             BT INSTITUTIONAL FUNDS
                       INSTITUTIONAL TREASURY ASSETS FUND


                      Investment Adviser and Administrator
                              BANKERS TRUST COMPANY

                                 Placement Agent
                             EDGEWOOD SERVICES, INC.

                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY

                             Independent Accountants
                            COOPERS & LYBRAND L.L.P.

                                     Counsel
                            WILLKIE FARR & GALLAGHER
























                    -----------------------------------------

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Confidential Private Offering Memorandum or its Confidential SAI in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Confidential SAI does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made

                    (BULLET) BT INSTITUTIONAL FUNDS (BULLET)

--------------------------------------------------------------------------------

                             EQUITY 500 INDEX FUND


                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Institutional Funds (the "Trust") is an open-end management investment company (mutual fund) which consists of a number of separate investment funds. The Equity 500 Index Fund ("the Fund") is a separate series of the Trust. The Fund seeks to match the performance of the stock market as represented by the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500") before the deduction of expenses allocable to the shares of the Fund and the Equity 500 Index Portfolio (the "Portfolio") (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Trust's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE PORTFOLIO, A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      PAGE
--------------------------------------------------------------------------------


The Fund...................................................................... 3



Who May Invest................................................................ 3



Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 5



Investment Objective and Policies............................................. 6



Risk Factors: Matching the Fund to Your Investment Needs...................... 8



Net Asset Value...............................................................10



Purchase and Redemption of Shares.............................................10



Dividends, Distributions and Taxes............................................14



Performance Information and Reports...........................................14



Management of the Trust and Portfolio.........................................15



Additional Information........................................................18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


The Fund seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. The Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. The Equity 500 Index Fund invests all of its Assets in the Equity 500 Index Portfolio.


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


Shares of the Fund are offered through this Prospectus primarily to institutional investors. The shares are generally available to investors who invest at least $5 million in the Fund.



The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter-term, however, stock prices can fluctuate dramatically in response to market factors.

The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table provides (i) a summary of expenses relating to purchases and sales of the shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio, as a percentage of average net assets of the Fund and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF BT INSTITUTIONAL FUNDS BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee....................................................................................       0.075%
12b-1 fees.................................................................................................    None
Other expenses (after reimbursements or waivers)...........................................................       0.025%
                                                                                                               --------
Total operating expenses (after reimbursements or waivers).................................................       0.10 %
                                                                                                               --------
EXAMPLE:                                                                    1 year     3 years     5 years     10 years
                                                                            -------    --------    --------    --------
You would pay the following expenses on a $1,000
  investment, assuming: (1) 5% annual return and (2) redemption
  at the end of each time period.........................................     $1          $3          $6        $13


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.10% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been equal to approximately 0.21% of the Fund's average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Fund is distributed by Edgewood Services, Inc. ("Edgewood" or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services, including transaction fees for purchases and redemptions of Fund shares. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


For more information with respect to the expenses of the Fund and the Portfolio see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table shows selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.

--------------------------------------------------------------------------------

                         FOR THE YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                                                                              DECEMBER 31, 1992
                                                                                                                (COMMENCEMENT
                                                 1997          1996         1995        1994        1993       OF OPERATIONS)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:*
Net Asset Value, Beginning of Year.........   $   100.08    $    83.82    $  62.64    $  64.08    $  60.00        $   60.00
                                              ----------    ----------    --------    --------    --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................         2.04          1.98        1.80        1.68        1.50               --
  Net Realized and Unrealized Gain (Loss)
    on Investments and Futures
    Transactions...........................        30.88         16.92       21.54       (0.78)       4.38               --
                                              ----------    ----------    --------    --------    --------         --------
Total from Investment Operations...........        32.92         18.90       23.34        0.90        5.88               --
                                              ----------    ----------    --------    --------    --------         --------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income....................        (2.01)        (1.98)      (1.80)      (1.68)      (1.50)              --
  Net Realized Gain from Investments and
    Futures Transactions...................        (5.36)        (0.66)      (0.36)      (0.66)      (0.30)              --
                                              ----------    ----------    --------    --------    --------         --------
TOTAL DISTRIBUTIONS........................        (7.37)        (2.64)      (2.16)      (2.34)      (1.80)              --
                                              ----------    ----------    --------    --------    --------         --------
NET ASSET VALUE, END OF YEAR...............   $   125.63    $   100.08    $  83.82    $  62.64    $  64.08        $   60.00
                                              ----------    ----------    --------    --------    --------         --------
                                              ----------    ----------    --------    --------    --------         --------
TOTAL INVESTMENT RETURN....................        33.23%        22.75%      37.59%       1.40%       9.84%              --
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Year (000s omitted)...   $1,521,647    $1,218,455    $800,551    $371,216    $170,508        $   9,335
  Ratios to Average Net Assets:
    Net Investment Income..................         1.74%         2.20%       2.52%       2.84%        2.6%              --
    Expenses, including expenses of the
      Equity 500 Index Portfolio...........         0.10%         0.10%       0.10%       0.10%       0.10%              --
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses
      by Bankers Trust.....................         0.11%         0.11%       0.13%       0.13%       0.25%              --


--------------------------------------------------------------------------------

* Per share amounts for all years have been restated to reflect 1:6 reverse stock split effective September 4, 1997.



Further information about the Fund's performance is contained in the Fund's annual report for the fiscal year ended December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund seeks to provide investment results that, before Expenses, correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

EQUITY 500 INDEX PORTFOLIO

The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions when the Portfolio's assets are above $10 million, the Portfolio will invest at least 80% of its assets in common stocks of companies which compose the S&P 500. In seeking to duplicate the performance of the S&P 500, Bankers Trust will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the index's value. Over the long term, Bankers Trust seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better (0.95 or better if Portfolio asset levels are below $10 million). A figure of 1.00 would indicate perfect correlation. In the unlikely event that the targeted correlation is not achieved, the Portfolio's Board of Trustees will consider alternative structures.

The Adviser utilizes a two-stage sampling approach in seeking to obtain its objective. Stage one, which encompasses large cap stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.


Bankers Trust generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently from the S&P 500, particularly if the Portfolio has a low level of assets. When the Portfolio's size is greater, Bankers Trust expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely, and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance at asset levels of $10 million or more. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, Bankers Trust judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Bankers Trust will not purchase the stock of Bankers Trust Corporation, which is included in the index, and instead will overweight its holdings of companies engaged in similar businesses.

Under normal conditions, Bankers Trust will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
common stocks. See "Additional Information" herein for further information.

When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

Bankers Trust will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.


SHORT-TERM INSTRUMENTS. The Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. For more information on these rating categories see "Appendix" in the SAI.

ADDITIONAL INVESTMENT LIMITATIONS

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its investment objective may be impaired. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are contained in the SAI.

ABOUT THE S&P 500 INDEX


The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.

For more complete information about the S&P 500, see the SAI.

--------------------------------------------------------------------------------
RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
--------------------------------------------------------------------------------

By itself, the Fund does not constitute a balanced investment plan. The Fund is designed as a relatively low-cost means for investors to diversify their investment portfolios. As described above, the Portfolio invests in an index of securities that is representative of the stock market as a whole. While the performance of the S&P 500 has fluctuated considerably, the long-term performance of the S&P 500 has been greater than inflation. Thus, the Fund may make sense for you if you can afford to ride out changes in the stock market both favorable and unfavorable. The Fund's share price, yield and total return will fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund will generally require the Portfolio to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. You should also be aware that the performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

PORTFOLIO TURNOVER


The frequency of portfolio transactions -- the Portfolio's turnover rate -- will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual turnover rate is not expected to exceed 100%. The Portfolio's turnover rates for the years ended December 31, 1997 and 1996 were 19% and 15%, respectively.

DERIVATIVES

The Portfolio may invest in stock index futures and options thereon which are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Adviser will only use derivatives for cash management purposes. Derivatives will not be used to increase portfolio risk above the level

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE


Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-368-4031.


The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objective and Policies" herein for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective, Policies and Restrictions" in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value ("NAV") per share of the Fund is calculated on each day on which the NYSE is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar determined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.


Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date +1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.


Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                    $5 MILLION

TO ADD TO AN ACCOUNT                                                    $100,000

MINIMUM ACCOUNT BALANCE                                               $1 MILLION


The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to employees of Bankers Trust and their spouses and minor children without regard to the minimum initial investment requirements.


IF YOU ARE NEW TO BT INSTITUTIONAL FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-368-4031.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:
(Bullet) Mail an account application with a check, (Bullet) Wire money into your account, (Bullet) Open an account by exchanging from another fund in the BT Family of
         Funds, or
(Bullet) Contact your Service Agent or Investment Professional.

ADDITIONAL INFORMATION ABOUT BUYING SHARES


                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY WIRE                  Call the BT Service Center at                  Call your Investment Professional or wire
                         1-800-368-4031 to receive                      additional investment to:
                         wire instructions for account
                         establishment.
                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                        (Account number)
                                                                        CREDIT: BT Institutional Equity 500 Index
                                                                        Fund -- 481

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-368-4031. If you are an existing         1-800-368-4031. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number.                                        number.

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to            Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your the account
                         application.                                   statement.

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HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply: (Bullet) Your account registration has changed within the last 30 days, (Bullet) The check is being mailed to a different address than the one on your account (record address),
(Bullet) The check is being made payable to someone other than the account owner,
(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or
(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

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For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below $1 million.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).


(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

FEDERAL TAXES. The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND." On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons to the Lipper S&P Funds' Average, or other various unmanaged indices, such as the S&P 500, or results of other mutual funds or investment or savings vehicles. In addition, the Fund may compare various Portfolio characteristics such as beta, price earnings ratio and sector diversification to those of various unmanaged indices or other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

The Trust may provide annualized "yield" quotations for the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated

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over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yields may be provided, Bankers Trust, as Adviser, Service Agent or Administrator, may have voluntarily agreed to waive portions of its fees on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, neither the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating separate boards of trustees, arising from the fact that several of the same individuals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and the Portfolio" in the SAI.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust, as investment adviser.


BANKERS TRUST COMPANY AND ITS AFFILIATES



Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $148 billion are in U.S. equity index assets alone. This makes Bankers Trust one of the nation's leading managers of index funds.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment

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objective and stated investment policies, makes investment decisions for the
Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as Adviser.

All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.


Bankers Trust receives an investment advisory fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.


PORTFOLIO MANAGER



Mr. Frank Salerno, Managing Director of Bankers Trust is responsible for the day-to-day management of the Portfolio. Mr. Salerno has been employed by Bankers Trust since 1981 and has managed the Portfolio's assets since the Portfolio commenced operations.


ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund.


Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. For these services, the Portfolio pays to Bankers Trust a fee, computed daily and paid monthly, equal to the lesser of 0.05% of the average daily net assets of the Portfolio or an amount that brings the total operating expenses of the Portfolio to 0.08% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense. For more information, see the SAI.


DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


SERVICE AGENT

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service

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Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as Custodian of the Assets of the Trust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


EXPENSES OF THE FUND AND PORTFOLIO


The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Bankers Trust or Edgewood , including administration and services fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust has agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or Edgewood, including investment advisory and administration and services fees, fees

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for necessary professional services, amortization of organizational expenses, the costs associated with regu-latory compliance and maintaining legal existence and investor relations.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either its cash or selling the securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory.


SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

OPTIONS ON STOCK INDICES. The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather

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--------------------------------------------------------------------------------
than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON STOCK INDICES. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may invest in options on such Futures Contracts for similar purposes.

ASSET COVERAGE. The Portfolio will cover the Portfolio's transactions in futures and related options, as well as in when-issued and delayed delivery, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Portfolio's Custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

BT INSTITUTIONAL FUNDS
EQUITY 500 INDEX FUND


INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................


Cusip #055924500
STA481300 (4/98)









                        STATEMENT OF ADDITIONAL INFORMATION
                               APRIL 30, 1998

BT INSTITUTIONAL FUNDS
O  EQUITY 500 INDEX FUND

BT Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates only to the Equity 500 Index Fund (the "Fund").

The Fund seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500" or the "Index").

As described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets ("Assets") of the Fund in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Shares of the Fund are sold by Edgewood Services, Inc. ("Edgewood"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

The Trust's Prospectus for the Fund is dated April 30, 1998. The Prospectus provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a Prospectus or a paper copy of this SAI if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.

                              BANKERS TRUST COMPANY

              INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR

                             EDGEWOOD SERVICES, INC.

                                   DISTRIBUTOR

5800 CORPORATE DRIVE    PITTSBURGH, PENNSYLVANIA 15237-58291-800-368-4031


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I


                                                               TABLE OF CONTENTS

Investment Objectives, Policies and Restrictions.........................1

Performance Information..................................................9

Valuatio of Securities; Redemption in Kind..............................11

Management of the Trust and Portfolio...................................12

Organization of the Trust...............................................16

Taxation................................................................16

Financial Statements....................................................17

Appendix................................................................18



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41


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.



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LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.


INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of the Index. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange.

At the same time a futures contract on the Index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of the Index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of a decrease in the Index which would adversely affect the value of securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON INDEX FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of the Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

OPTIONS ON SECURITIES INDEXES. The Portfolio may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Portfolio.

By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.



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When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on the Index. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

The Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

                                YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

                                 RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectus is set forth in the Appendix to this SAI.

                             INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Additional Restrictions. In order to comply with certain statutes and policies, the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its Assets in an open-end investment company with substantially the same investment objective):

  (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost) except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

 (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

 (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  (v) invest for the purpose of exercising control or management;

 (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; and, provided further that, except in the case of merger or consolidation, the Portfolio (Fund) shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(viii)invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees;

 (ix) no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

  (x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xii) purchase or retain in the Portfolio's (Fund's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest more than 5% of the Portfolio's (Fund's) net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's (Fund's) net assets may be invested in warrants not listed on the New York Stock Exchange Inc. (the "NYSE") or the American Stock Exchange;

(xiv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling);

 (xv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

(xvi) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving its investment objective. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     For the fiscal years ended December 31, 1997, 1996, and 1995, the Portfolio paid brokerage commissions in the amount of $341,058, $289,791, and $172,924, respectively.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

YIELD: Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The 30-day SEC yield for the period ended December 31, 1997 was 1.60%.

TOTAL RETURN: The Fund's average annual total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

The Fund's total return for the one-year period ended December 31, 1997 was 33.23%. The Fund's cumulative total return for the five-year period from December 31, 1992 (commencement of operations) to December 31, 1997 was 88.09%. The Fund's average annualized total return for the five-year period from December 31, 1992 (commencement of operations) to December 31, 1997 was 20.17%.


PERFORMANCE RESULTS: Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the NAV and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar, Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market. Other assets are valued at fair value using methods determined in good faith by the Portfolio's Board of Trustees.

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's NAV, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business and New York chartered banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4:00 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of 4:00 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio);
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trust and Portfolio, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-5829.

                              TRUSTEES OF THE TRUST

     CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

                            TRUSTEES OF THE PORTFOLIO

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings, Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                       OFFICERS OF THE TRUST AND PORTFOLIO

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                           TRUSTEE COMPENSATION TABLE

                        AGGREGATE       AGGREGATE           TOTAL COMPENSATION
NAME OF PERSON,         COMPENSATION    COMPENSATION  FROM FUND COMPLEX
POSITION                FROM TRUST*     FROM PORTFOLIO**    PAID TO TRUSTEES+
Richard J. Herring,
Trustee of Trust        $13,750         N/A           $27,000
Bruce E. Langton,
Trustee of Trust        $13,750        N/A            $27,500
Charles P. Biggar,
Trustee of Trust
and Portfolio           $13,750         $641          $27,500
S. Leland Dill,
Trustee of Portfolio    N/A             $641          $27,500
Philip Saunders, Jr.,
Trustee of Portfolio    N/A             $641          $27,500
* The aggregate compensation is provided for the BT Institutional Funds which is comprised of 10 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

     ** The aggregate compensation is provided for the Equity 500 Index Portfolio for the Trust's fiscal year ended December 31,1 997.

+ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

     As of April 1, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

As of April 1, 1990, the following shareholders of record owned 5% or more of the outstanding Shares of the Equity 500 Index Fund: Northern Telecom, Jersey City, NJ, owned approximately 2,097,287 Shares (17.20%); Bankers Trust Company as trustee for The William Penn Foundation, Philadelphia, PA, owned approximately 2,066,792 Shares (16.95%); Bankers Trust Company as custodian for Premark Retirement Savings Plan, Jersey City, NJ, owned approximately 1,000,378 Shares (8.20%); and Syracuse University, Syracuse, NY, owned approximately 665,349 Shares (5.46%).

                               INVESTMENT ADVISER

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio each bear certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

For the fiscal years ended December 31, 1997, 1996, and 1995 Bankers Trust accrued $2,340,147, $1,505,963, and $770,530, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,739,490, $870,024, and $418,814, respectively, to the Portfolio to cover expenses.

                                  ADMINISTRATOR

Under administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a Sub-Administration Agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust accrued $742,120, $541,924, and $270,327, respectively, in compensation for administrative and other services provided to the Fund. During the same period, Bankers Trust reimbursed $525,736, $658,635, and $421,776, respectively, to the Fund to cover expenses. For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust received $1,215,073, $752,981, and $385,265, respectively, in compensation for administrative and other services provided to the Portfolio.


Bankers Trust has agreed that if in any fiscal year the aggregate expenses of the Fund and the Portfolio (including fees pursuant to the investment advisory agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to the Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

                         CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as Adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio contemplated by the investment advisory agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and the Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105, acts as Independent Accountants for the Fund.

                            ORGANIZATION OF THE TRUST

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust was organized on March 26, 1990.

                                    TAXATION

                              TAXATION OF THE FUND

The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             FINANCIAL STATEMENTS

The financial statements for the Fund and Portfolio for the period ended December 31, 1997, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated December 31, 1997. A copy of the Fund's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

                            COMMERCIAL PAPER RATINGS

Set forth below are descriptions of the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

S&P'S COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

The table on the following page shows the performance of the S&P 500 for the periods indicated. Stock prices fluctuated widely during the periods but were higher at the end than at the beginning. The results shown should not be considered as a representation of the income or capital gain or loss which may be generated by the Index in the future. Nor should this be considered as a representation of the past or future performance of the Fund.

             INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                           EDGEWOOD SERVICES, INC.

                         CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                           COOPERS & LYBRAND L.L.P.

                                    COUNSEL
                           WILLKIE FARR & GALLAGHER


                             --------------------

      No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its
SAI or the Fund's official sales literature in connection with the offering of its shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                             --------------------

Cusip #055924500
BT0326C  (4/98)






PART C      OTHER INFORMATION

Item 24.    Financial Statements and Exhibits.

      (a) Incorporate by reference the Annual Reports of BT Institutional Funds dated December 31, 1997 (File Nos. 33-34079 and 811-6071).
      (b)...Exhibits:

(1)   (i)...Conformed copy of Amended and Restated Declaration of Trust of the Trust; 5.
      (ii)..Fifth Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (iii).Sixth Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (iv)..Seventh Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (v)...Eighth Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (vi)..Ninth Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (vii).Tenth Amended and Restated Establishment and Designation of Series of the Trust; 5.
      (viii)Eleventh Amended and Restated Establishment and Designation of Series of the Trust; 7.
(2)   Copy of By-Laws of the Trust; 5.
(3)   Not Applicable.
(4) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 1.
(5)   Conformed copy of Investment Advisory Agreement; 7.
(6) Conformed copy of Distributor's Contract; 9.
      (i)...Conformed copy of Exclusive Placement Agent Agreement - Institutional Daily Assets Fund; 9.
      (ii)..Schedule A of Exhibit A to the Distributor's Contract; 12.
      (iii).Schedule A of Exhibit B to the Distributor's Contract; 12.
      (iv)..Conformed copy of Exclusive Placement Agent Agreement - Institutional Treasury Assets Fund; 12.
(7)   Not applicable.
(8)   (i)...Conformed Copy of Custodian Agreement of Registrant; 10.
      (ii)..Amendment #1 to Exhibit A of Custodian Agreement; 10.
      (iii).Amendment #2 to Exhibit A of Custodian Agreement; 12.
      (iv)..Amendment #3 to Exhibit A of Custodian Agreement; 12.
(9)   (i)...Administration and Services Agreement; 5.
      (ii)..Schedule of Fees under Administration and Service
      ......Agreement; 7.
      (iii).Exhibit D to the Administration and Services Agreement; 10.
--------------------
+  All exhibits have been filed electronically.

1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 20, 1990.

5. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the Commission on July 5, 1995.

7. Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.

9. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed with the Commission on March 17, 1997.

10. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.

(10)  Not Applicable.
(11)  Conformed copies of Consents of Independent Public Accountants; +
(12)  Not Applicable.
(13)  (i)...Conformed copy of investment representation letter of initial shareholder of the Equity 500 Index Fund; 3.
      (ii)..Conformed copy of investment representation letter of initial shareholder of the Institutional Liquid Assets Fund; 5.
      (iii).Conformed copy of investment representation letter of initial shareholder of the Institutional Daily Assets Fund; 7.
(14)  Not Applicable.
(15) (i)...Conformed copy of Plan of Distribution; 9. (ii)..Copy of Schedule A under the Plan of Distribution; 10.
(16)  (i)...Copy of method of computation of performance information for money market funds; 2.
      (ii)..Copy of method of computation of performance information for non-money market funds; 3.
      (iii).Copy of method of computation of performance information for International Equity Fund Class I and Class II; 12.
(17)  Copy of Financial Data Schedules; +
(18) Copy of Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3.; 10.
(19)  Conformed copy of Power of Attorney of Registrant; 10.

Item 25. Persons Controlled by or under Common Control with Registrant:

         None

--------------------
+ All exhibits have been filed electronically.

2. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the Commission on February 29, 1991.

3. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.

7. Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.

8. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.

9. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed with the Commission on March 17, 1997

10. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.

11. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the Commission on October 7, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.

Item 26. Number of Holders of Securities:

Title of Class                            Number of Record Holders
      ......                              as of March 31, 1998
Institutional Cash Management Fund:             780
Institutional Treasury Money Fund:              765
Institutional Equity 500 Index Fund:            354
Institutional Liquid Assets Fund:               2
Institutional Cash Reserves:                    264
Institutional Daily Assets Fund:                2
International Equity Fund
      Class I                                   23
      Class II                                  1
Global Emerging Markets Equity Fund             0
International Small Company Equity Fund         0

Item 27. Indemnification; 8

Item 28. Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

     Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

--------------------

8. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 29. Principal Underwriters:

a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), FTI Funds, FundManager Portfolios, Great Plains Funds, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc. and WesMark Funds.
            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
 Business Address                With Distributor             With Registrant
Lawrence Caracciolo           Director, President,                --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Arthur L. Cherry              Director,                           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

J. Christopher Donahue        Director,                           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ronald M. Petnuch             Vice President,                     President
Federated Investors Tower     Edgewood Services, Inc.             and Treasurer
Pittsburgh, PA 15222-3779

Thomas P. Schmitt             Vice President,                     --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas P. Sholes              Vice President,                     --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane              Assistant Vice President,           --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan              Secretary,                     Assistant Secretary
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas J. Ward                Assistant Secretary,                --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.        Treasurer,                          --
Federated Investors Tower     Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

 (c)  Not Applicable.

ITEM 30. Location of Accounts and Records:

BT INSTITUTIONAL FUNDS:                   5800 Corporate Drive ("Registrant")
                                          Pittsburgh, PA 15237-7010

BANKERS TRUST COMPANY:                    130 Liberty Street
("Adviser, Custodian and                  New York, NY 10006
Administrator")

INVESTORS FIDUCIARY TRUST COMPANY:        127 West 10th Street
("Transfer Agent and Dividend             Kansas City, MO 64105
Disbursing Agent")

EDGEWOOD SERVICES, INC.:                  5800 Corporate Drive
("Distributor")                           Pittsburgh, PA 15237-5829

Item 31. Management Services:

         Not applicable.

Item 32. Undertakings:

         Registrant hereby undertakes to file a post-effective amendment, using financial statements on behalf of Global Emerging Markets Equity Fund, which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 22.

         Registrant hereby undertakes to file a post-effective amendment, using financial statements on behalf of International Small Company Equity Fund, which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 20.

         Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT INSTITUTIONAL FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on this 30th day of April, 1998.

                             BT INSTITUTIONAL FUNDS

                              By:  /s/ Jay S. Neuman
                              Jay S. Neuman, Secretary
                              April 30, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ RICHARD J. HERRING*       Trustee
Richard J. Herring

/s/ BRUCE B. LANGTON*   Trustee
Bruce B. Langton

/s/ CHARLES P. BIGGAR*  Trustee
Charles P. Biggar



*By Power of Attorney

                                   SIGNATURES

      BT INVESTMENT PORTFOLIOS has duly caused this Post Effective Amendment No. 23 to the Registration Statement on Form N-1A of BT Advisor Funds to be signed on their behalf by the undersigned, thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                            BT INVESTMENT PORTFOLIOS

                            By: /s/ Jay S. Neuman
                            Jay S. Neuman, Secretary
                            April 30, 1998

     This Post Effective Amendment No. 23 to the Registration Statement of BT Advisor Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.


NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.


* By Power of Attorney

                                   SIGNATURES

      CASH MANAGEMENT PORTFOLIO has duly caused this Post Effective Amendment No. 23 to the Registration Statement on Form N-1A of BT Advisor Funds to be signed on their behalf by the undersigned, thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                            CASH MANAGEMENT PORTFOLIO

                            By: /s/ Jay S. Neuman
                            Jay S. Neuman, Secretary
                            April 30, 1998

     This Post Effective Amendment No. 23 to the Registration Statement of BT Advisor Funds has been signed below by the following persons in the capacities indicated with respect to CASH MANAGEMENT PORTFOLIO.


NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.


* By Power of Attorney

                                   SIGNATURES

      TREASURY MONEY PORTFOLIO has duly caused this Post Effective Amendment No. 23 to the Registration Statement on Form N-1A of BT Advisor Funds to be signed on their behalf by the undersigned, thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                            TREASURY MONEY PORTFOLIO

                            By: /s/ Jay S. Neuman
                            Jay S. Neuman, Secretary
                            April 30, 1998

     This Post Effective Amendment No. 23 to the Registration Statement of BT Advisor Funds has been signed below by the following persons in the capacities indicated with respect to TREASURY MONEY PORTFOLIO.


NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.


* By Power of Attorney

                                   SIGNATURES

      EQUITY 500 INDEX PORTFOLIO has duly caused this Post Effective Amendment No. 23 to the Registration Statement on Form N-1A of BT Advisor Funds to be signed on their behalf by the undersigned, thereto authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 30th day of April, 1998.

                           EQUITY 500 INDEX PORTFOLIO

                           By: /s/ Jay S. Neuman
                           Jay S. Neuman, Secretary
                           April 30, 1998

      This Post Effective Amendment No. 23 to the Registration Statement of BT Advisor Funds has been signed below by the following persons in the capacities indicated with respect to EQUITY 500 INDEX PORTFOLIO.


NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 30, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/RONALD M. PETNUCH*         President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and Accounting
                              Officer)

/s/CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/S. LELAND DILL*            Trustee
S. Leland Dill

/s/PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.


* By Power of Attorney